As filed with the U.S. Securities and Exchange Commission on
March 14, 2019
1933 Act File No. 333-228463
1940 Act File No. 811-23299

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 3
☐ Post-Effective Amendment No.
and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 9

OFS CREDIT COMPANY, INC.
(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of Principal Executive Offices)
(847) 734-2000
(Registrant’s telephone number, including Area Code)
Bilal Rashid
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)

Copies of Communications to:

Cynthia M. Krus Vlad M. Bulkin Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 (202) 383-0100	Jay R. Alicandri Matthew J. Carter Dechert LLP 1095 Avenue of the Americas New York, NY 10036 (202) 698-3500

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Preferred Stock, par value $0.001 per share	$23,000,000	$2,787.60
(1)    Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)    Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)    Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Company may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated March 14, 2019

PRELIMINARY PROSPECTUS
     800,000 Shares
OFS CREDIT COMPANY, INC.
% Series A Term Preferred Stock
Liquidation Preference $25 Per Share

OFS Credit Company, Inc., or the “Company,” is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, vehicles that provide access to leveraged loans, and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
The Advisor is registered as an investment adviser with the SEC and, as of December 31, 2018, had approximately $2.3 billion of committed assets under management for investment in CLO securities and other investments. The Advisor manages our investments subject to the supervision of our board of directors, or “Board.”
We are offering 800,000 shares of our % Series A Term Preferred Stock, or the “Series A Term Preferred Stock.” We are required to redeem all outstanding shares of the Series A Term Preferred Stock on March 31, 2026 at a redemption price of $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. At any time on or after March 31, 2022, we may, at our sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, if we fail to maintain asset coverage of at least 200%, we will be required to redeem shares of our outstanding preferred stock, including the Series A Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We intend to pay monthly dividends on the Series A Term Preferred Stock at an annual rate of % of the Liquidation Preference, or $  per share per year, beginning on , 2019. The Series A Term Preferred Stock will rank senior in right of payment to our common stock and will rank equally in right of payment with any shares of preferred stock we may issue in the future. Each holder of the Series A Term Preferred Stock will be entitled to one vote for each share held on any matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock will generally vote together as a single class. The holders of shares of the Series A Term Preferred Stock (and any additional series of preferred stock we may issue in the future) are entitled as a class to elect two of our directors and, if dividends on any outstanding shares of our preferred stock are in arrears by two years or more, to elect a majority of our directors.

We intend to list the Series A Term Preferred Stock on the Nasdaq Capital Market under the ticker symbol “OCCIP” so that trading will begin within 30 days after the date of this prospectus, subject to notice of issuance. Our common stock is traded on the Nasdaq Capital Market under the symbol, “OCCI”. We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of January 31, 2019 was $18.82.

Investing in the Series A Term Preferred Stock involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of the Series A Term Preferred Stock, you should read the discussion of the principal risks of investing in the Series A Term Preferred Stock, which are summarized in “Risk Factors” beginning on page 20 of this prospectus. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price
Sales load
Proceeds before expenses to the Company(2)

The underwriters expect to deliver the Series A Term Preferred Stock to purchasers on or about            , 2019.

The date of this prospectus is         , 2019.

Joint Book-running Managers

Ladenburg Thalmann	BB&T Capital Markets	Incapital	National Securities Corporation

Co-Manager

Newbridge Securities Corporation

(footnotes from previous page)
(1) We have granted the underwriters an option to purchase up to 120,000 additional shares of Series A Term Preferred Stock at the public offering price within 30 days of the date of this prospectus solely to cover over allotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds to us will be $ , $ , and $ , respectively. See “Underwriting.”
(2) Total offering expenses payable by us, excluding sales load, are estimated to be $0.23 million.
This prospectus contains important information you should know before investing in the Series A Term Preferred Stock. Please read and retain this prospectus for future reference. This prospectus, and other materials containing additional information about us have been filed with the SEC. You may request a free copy of this prospectus or any other information filed with the SEC, by calling 1 (800) SEC-0330 (toll-free) or by electronic mail at publicinfo@sec.gov. We file annual and semi-annual stockholder reports, proxy statements and other information with the SEC. To obtain this information electronically, please visit our website (www.ofscreditcompany.com) or call 1 (847) 734-2000 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to us. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).
The shares of Series A Term Preferred Stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify stockholders promptly of any material change to this prospectus during the period the Company is required to deliver the prospectus.

i

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in the Series A Term Preferred Stock. Throughout this prospectus, we refer to OFS Credit Company, Inc. and any of its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
Overview
OFS Credit Company, Inc. is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Delaware corporation on September 1, 2017. Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We intend to elect to be a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “U.S. Federal Income Tax Matters.”
Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments, including: (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that the Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, vehicles that provide access to leveraged loans, and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments. These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders. See “Business.”
When we acquire securities at the inception of a CLO in an originated transaction (i.e., the primary CLO market), we intend to invest in CLO securities that the Advisor believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued around the same time. When we acquire existing CLO securities, we intend to invest in CLO securities that the Advisor believes have the potential to generate attractive risk-adjusted returns.
We intend to pursue a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;

•	utilization of a methodical and rigorous investment analysis and due diligence process both structurally and on a loan-level basis;

•	utilization of the Advisor's in-house CLO investment team and related investment processes to provide credit analysis of each underlying loan portfolio within the CLO securities;

•	active involvement at the CLO structuring and formation stage, as appropriate; and

•	taking stakes in CLO equity and subordinated debt tranches.
We believe that the Advisor’s longstanding presence within the CLO market and relationships with CLO collateral managers, its CLO structural expertise and its in-house CLO investment team will enable us to source and execute investments consistent with our investment objectives and provide investors with loan-level expertise and analysis. The Adviser may negotiate enhanced economics for us and any other accounts that may be co-investing in return for providing relative certainty of CLO equity placement, which is often the most difficult tranche to place. These enhanced returns may take the form of (i) CLO management fee rebates, (ii) bank arrangement fee concessions or (iii) other forms of economic enhancement.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. Specifically, the Advisor believes that, although typically exercised only in limited circumstances, the protective rights associated with holding positions in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts collectively hold a majority position. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a broad and varied portfolio of CLO securities, including with respect to:

•	number of borrowers underlying each CLO;

•	industry type of a CLO’s underlying borrowers;

•	number and investment style of CLO collateral managers; and

•	CLO vintage period.
The Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, the Advisor actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Advisor believes it is in our best interest to do so.
Initial Public Offering
In October 2018, we priced our initial public offering (the "IPO"), selling 2,500,000 shares of our common stock, par value $0.001 per share, at a public offering price of $20.00 per share. As a result of our IPO, we received proceeds of $50,000,000.
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of Orchard First Source Asset Management, LLC (“OFSAM”) and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations. As of January 31, 2019, OFS had 46 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments, collateral managers, and placement agents, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly-owned subsidiary of OFSAM, our parent company prior to the completion of our IPO. OFSAM is owned by Richard Ressler, Bilal Rashid, Jeffrey A. Cerny, and other affiliates of OFS Advisor. OFSAM and affiliates of OFS Advisor purchased 322,500 shares of our common stock in the IPO.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory and Management Agreement by and between us and OFS Advisor (the “Investment Advisory Agreement”) and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management—Management and Other Agreements—Investment Advisory Agreement.” Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFSAM makes experienced investment professionals, all of whom are employees of OFSAM, available to OFS Advisor through an intercompany agreement with Orchard First Source Capital, Inc., OFSAM's staffing subsidiary. These OFS personnel provide us with access to deal flow that OFS generates in the ordinary course of its businesses and committed members of OFS Advisor’s investment committee. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior investment team of OFS, including Bilal Rashid, Jeff Cerny, Glen Ostrander and Kenneth A. Brown (collectively, the “Senior Investment Team”), provides services to OFS Advisor. These professionals have developed a broad network of contacts within the investment community, averaging over 20 years of investing experience, including structuring and investing in CLOs, as well as investing in assets that will constitute the underlying assets held by the CLOs in which we will invest. See “Management” for additional information regarding our portfolio managers.
We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Advisor with a competitive advantage in its CLO-focused investment strategy. See “Management — Portfolio Managers.”
Our Administrator
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value, or "NAV", and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, sometimes on a direct basis without incremental profit to OFS Services.

CLO Overview
Our investments in CLOs are expected to be comprised primarily of investments in the equity tranches and, to a lesser extent, the subordinated debt tranches of CLOs. We intend to focus on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans although the CLO collateral manager is typically able to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, debtor-in-possession (“DIP”) loans and fixed rate loans.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We intend to target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
A CLO funds the purchase of its investment portfolio through the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically have a stated coupon and are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., S&P and/or Fitch, Inc. Unrated and below investment grade and unrated securities are sometimes referred to as “junk” securities. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Each tranche within a typical CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying investment portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO also typically has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs typically do not have the right to call the other CLO security tranches.
Generally, the loans underlying the CLOs in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, some of the loans underlying the CLOs in which we invest may be referred to as “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Typically, the indenture governing a CLO will permit only a certain percentage of the loans underlying a CLO to be "covenant lite." Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only and the structure of CLOs in which we will invest may vary substantially from the example set forth below. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and key terms and conditions.

CLOs generally do not face refinancing risk on the CLO debt since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may vary from time to time between CLO equity and CLO debt investments.
We believe that CLO equity has the following attractive fundamental attributes:

•
Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers the potential for attractive, risk-adjusted total returns compared to the returns experienced in the U.S. public equity markets.

•
Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

•
Expected protection against rising interest rates: Because a CLO’s asset portfolio is typically comprised primarily of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever the London Interbank Offered Rate, or “LIBOR,” exceeds above the average minimum interest rate or "LIBOR floor" on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk.

•
Expected low-to-moderate correlation with fixed income and equity markets: Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Competitive Strengths and Core Competencies
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•
CLO management track record. OFS Advisor has actively managed CLOs for over 15 years and closed on approximately 4,000 loan transactions aggregating approximately $12 billion in credit investments through CLO vehicles.

• Deep management team experienced in investing in the senior secured loan market. OFS Advisor currently manages four CLO vehicles and has an experienced team of ten people (with an average of 15 years of experience investing in the leveraged loan market) that is dedicated to investing in senior secured loans and also has access to an internal database of information that OFS Advisor believes gives it access and insight into a credit universe it has established throughout its longstanding presence in the loan market.
• Specialist in CLO securities. Each member of the Senior Investment Team has been active in the CLO market for the majority of his career and brings a distinct and complementary skill set that the Advisor believes is necessary to achieve our investment objective. We believe that the combination of the Advisor's longstanding presence in the CLO market, as well as relationships with CLO collateral managers will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.

•
Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Advisor believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, OFS Advisor can perform due diligence on the underlying loans within the CLOs, given its in-house expertise and relationships with numerous multi-national lenders and broker dealers.

•
Rigorous credit analysis and approval process. The objective of the Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Advisor believes have the potential to outperform the CLO market generally. This process, augmented by the Advisor's first-hand experience as a CLO manager, is designed to be repeatable and is focused on key areas for analysis that the Advisor believes are most relevant to potential future performance. The Advisor believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities.

•	Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay the Advisor an incentive fee only if our net income exceeds a hurdle rate.
Portfolio
As of January 31, 2019, we have invested in the equity tranches of 22 CLO vehicles, 20 of which have a reinvestment period ending in 2022 or beyond. The total amortized cost and fair value of the portfolio were $46.50 million and $43.85 million, respectively, as of January 31, 2019. The following table summarizes the CLO equity tranches in which we have investments as of January 31, 2019:

Company and Investment - Structured Finance Notes(2)(3)	Interest Rate/Estimated Yield(1)	Maturity Date	Amortized Cost(4)

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	14.42%	4/13/2031	$1,793,640

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	17.87%	1/15/2031	3,220,179

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	13.30%	4/20/2028	668,051

Battalion CLO IX Ltd.
Income Notes(5)	15.64%	7/15/2031	732,103
Subordinated Notes	15.64%	7/15/2031	1,201,587
			1,933,690
Dryden 30 Senior Loan Fund
Subordinated Notes	14.10%	11/15/2028	593,829

Dryden 41 Senior Loan Fund
Subordinated Notes	12.20%	4/15/2031	1,923,100

Dryden 53 CLO, LTD.,
Income Notes(5)	11.78%	1/15/2031	$2,042,401

Dryden 38 Senior Loan Fund
Subordinated Notes	12.13%	7/15/2030	1,862,122

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.27%	7/15/2030	3,789,871

Elevation CLO 2017-8, Ltd.
Subordinated Notes	14.41%	10/25/2030	1,676,008

Flatiron CLO 18 Ltd.
Subordinated Notes	13.10%	4/17/2031	3,919,164

Greenwood Park CLO, Ltd.
Subordinated Notes	12.14%	4/15/2031	3,616,952

HarbourView CLO VII-R, Ltd.
Subordinated Notes	18.13%	11/18/2026	1,962,091

Madison Park Funding XXIII, Ltd.,
Subordinated Notes	7.85%	7/27/2047	2,104,739

Marble Point CLO X Ltd.
Subordinated Notes	10.52%	10/15/2030	4,065,373

Marble Point CLO XI Ltd.
Income Notes(5)	14.81%	12/18/2047	1,263,009

MidOcean Credit CLO VIII, Ltd.
Income Notes(5)	17.54%	2/20/2031	1,965,960

MidOcean Credit CLO IX, Ltd.
Income Notes(5)	17.37%	7/20/2031	1,748,769

Sound Point CLO IV-R, Ltd.
Subordinated Notes	16.20%	1/21/2026	1,637,478

Voya CLO 2017-4, Ltd.
Subordinated Notes	13.40%	10/15/2030	883,814

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	14.15%	10/22/2031	2,031,610

ZAIS CLO 3, Limited
Income Notes(5)	14.41%	7/15/2031	$665,855
Subordinated Notes	14.41%	7/15/2031	1,129,844
			1,795,699

Total			$46,497,549

(1)
Estimated yields on CLO equity investments are based on expected cash flows related to the instruments over their expected holding periods. See “Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations”.

(2)	These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(3)
CLO equity investments are also considered structured finance investments or CLO subordinated debt positions. These investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(4)	Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.

(5)	Security issued by an affiliate of portfolio company.
Recent Developments
Distributions
On February 8, 2019, the Board of Directors declared a distribution of $0.167 per common share for each month during the fiscal quarter ended April 30, 2019, payable on each of February 28, 2019, March 29, 2019 and April 30, 2019 to common stockholders of record on each of February 21, 2019, March 22, 2019 and April 23, 2019, respectively.
Portfolio and Investment Activities
During the three month period ended January 31, 2019, we closed four investments totaling $7.56 million of CLO subordinated/income note securities in three separate CLO deals. As of January 31, 2019, our portfolio had exposure to 15 separate collateral managers. In February 2019, we closed one investment, totaling $1.72 million of CLO subordinated/income note securities with an estimated yield of 15.15% and a maturity date of June 13, 2031.
Results of Operations
Interest Income. Interest income for the three month period ending January 31, 2019 was $1.6 million.
Management fee. Management fee expense for the three month period ending January 31, 2019 was $220,000. OFS Advisor agreed to irrevocably waive the base management fee for the period commencing on the date of our initial public offering through January 31, 2019, without recourse against, or reimbursement by, the Company.
Net Gain (Loss) on Investments. Net losses for the three month period ending January 31, 2019 were $2.7 million due to unrealized depreciation of $2.7 million and realized gains of $10,000 on the sale of an investment, respectively.
Liquidity and Capital Resources
As of January 31, 2019, we had $3.9 million in cash and no long-term debt.
Principal Risks of Investing in the Company
The value of our assets, as well as the market price of the Series A Term Preferred Stock, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Series A Term Preferred Stock. An investment in the Series A Term Preferred Stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We should be evaluated primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that the returns on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.
The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in the Series A Term Preferred Stock, including certain risks not summarized below.

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Limited Operating History. We are a non-diversified, closed-end management investment company with limited operating history as such. Additionally, our Advisor has never previously managed a registered closed-end investment company.

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Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments in which we invest. As a result, we will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.

•	Key Personnel Risk. We are dependent upon the key personnel of OFS Advisor for our future success.

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Conflicts of Interest Risk. Our executive officers and directors, and the Advisor and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

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Incentive Fee Risk. Our incentive fee structure may incentivize the Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and use leverage in a manner that adversely impacts our performance.

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Tax Risks. If we fail to qualify for tax treatment as a RIC under the Code for any reason or become subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

•	Distributions and Dividend Risk. There is a risk that our stockholders may not receive distributions or dividends and that our distributions or dividends may not grow over time.

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Market Risks. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, impair the availability of suitable investment opportunities for us and negatively affect our business.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

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Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or subordinated debt securities that inherently involve leverage, may magnify our risk of loss. CLOs are typically highly leveraged (typically 9 – 13 times), and therefore the CLO equity of subordinated debt securities in which we intend to invest are subject to a higher risk of loss since the use of leverage magnifies losses.

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Risks of Investing in CLOs and Other Structured Finance Securities. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.

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Risks of Investing in the Subordinated or Equity Tranche of CLOs. We may invest in the subordinated notes that comprise a CLO's equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, typically utilizing 9 – 13 times leverage, and therefore the CLO equity and subordinated debt securities in which we intend to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.

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First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and subordinated debt securities that we may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.

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High Yield Investment Risks. The CLO equity and subordinated debt securities that we will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance. High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.

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Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for our capital may not be available.

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Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. Although interest rates in the United States continue to be relatively low compared to historic averages, a continuation of the current rising interest rate environment may increase our exposure to risks associated with interest rates. Moreover, interest rate levels may be impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty. Additionally, there may be a mismatch in the rate at which CLOs earn interest and the rate at which CLOs pay interest on their debt tranches, which can negatively impact the cash flows on a CLO’s equity tranche and may in turn adversely affect our cash flows and results of operations.

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Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.

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Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

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Liquidity Risks. To the extent we invest in illiquid instruments, we would not be able to sell such investments at prices that reflect our assessment of their fair value or the amount paid for such investments by us. Specifically, the subordinated or equity tranche CLO securities we intend to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them.

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Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

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Loan Accumulation Facilities Risk. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses and other risks.

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Hedging Risks. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

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Derivatives Risks. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by more traditional instruments. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.

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Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

•	Preferred Stock Risks.

◦	Market Yields. The Series A Term Preferred Stock pays dividends at a fixed rate. If market yields increase, the secondary market price of the Series A Term Preferred Stock may decline.

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Illiquidity. We may be unable to list the Series A Term Preferred Stock on an exchange or, if we do list the Series A Term Preferred Stock on an exchange, it may be thinly traded. Either source of illiquidity may cause holders of the Series A Term Preferred Stock to be unable to sell their shares, or if they are able to, only at a substantial discount to the Liquidation Preference.

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Unrated Securities. Shares of the Series A Preferred Stock may trade at a price that is lower than what such shares might otherwise trade at if the Series A Preferred Stock were rated by a rating agency.

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Subordination. Dividends, distributions and other payments to holders of the Series A Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness.

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Early Redemption.  We may redeem some or all of the outstanding shares of Series A Term Preferred Stock on or after March 31, 2022. If we redeem shares of the Series A Term Preferred Stock before March 31, 2026, holders of redeemed shares may be unable to locate suitable investments in which to invest the proceeds of such redemption and, as a result, may experience a return on investments made with the proceeds of the redemption that is lower than the return they would have obtained from such holder’s investment in Series A Term Preferred Stock had the shares not been redeemed by us.

◦
Failure to Redeem. The illiquidity of our investments may make it difficult for us to obtain sufficient liquidity prior to March 31, 2026 and we may be forced to engage in a partial redemption or to delay a required redemption.

◦
Dividend Risk. The terms of any future indebtedness that we may incur could preclude the payment of dividends in respect of equity securities, including the Series A Term Preferred Stock, under certain conditions.

Leverage
We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage within the first twelve months following the completion of our IPO in an amount of approximately 75% of our total assets (as determined immediately before the leverage is incurred), including through the issuance of the Series A Term Preferred Stock in this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Capital Structure — Preferred Stock.”
While we anticipate incurring leverage in an amount of approximately 75% of our total assets within the first twelve months following the completion of our IPO, including through the issuance of the Series A Term Preferred Stock in this offering, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage from time to time. We may use different types or combinations of leveraging instruments at any time based on the Advisor’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stocks and credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
Operating and Regulatory Structure
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we will be required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “U.S. Federal Income Tax Matters.”
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships.”
Co-Investment with Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On October 12, 2016, OFS Advisor and certain funds that it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions (the "Order"). Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Our Structure
Our Corporate Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, and our telephone number is (847) 734-2000. We maintain a website at www.ofscreditcompany.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

SUMMARY OF OFFERING
Set forth below is additional information regarding this offering.

Securities Offered
800,000 shares of Series A Term Preferred Stock. An additional 120,000 shares of Series A Term Preferred Stock are issuable pursuant to an over-allotment option granted to the underwriters solely to cover over-allotments, if any.

Listing
We have applied to list the Series A Term Preferred Stock on the Nasdaq Capital Market under the symbol "OCCIP". Trading in Series A Term Preferred Stock on the Nasdaq Capital Market is expected to begin within 30 days after the date of this prospectus. Prior to the expected commencement of trading, the underwriters may, but are not obligated to, make a market in Series A Term Preferred Stock.

Use of Proceeds
We intend to use the net proceeds from the sale of the Series A Term Preferred Stock to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy any remaining proceeds from this offering within three months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. See “Use of Proceeds.”

Liquidation Preference
In the event of liquidation, dissolution or winding up of our affairs, holders of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, or the "Liquidation Preference," plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.

Preferred Stock Dividends
The Series A Term Preferred Stock will pay monthly dividends at a fixed annual rate of % of the Liquidation Preference ($ per share per year), or the “Dividend Rate.” If we fail to redeem the Series A Term Preferred Stock as required on the Mandatory Redemption Date (as defined below) or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series A Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months. Cumulative cash dividends and distributions on each share of Series A Term Preferred Stock will be payable monthly, when, as and if declared, or under authority granted, by our board of directors out of funds legally available for such payment. The first dividend period for Series A Term Preferred Stock will commence upon the closing of the offering, or the “Date of Original Issue,” and will end on March 31, 2019. See “Description of the Preferred Stock — Dividend Rate — Dividend Periods.”

Ranking
The shares of Series A Term Preferred Stock will be senior securities that constitute capital stock.

The Series A Term Preferred Stock will rank senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; equal in priority with all other future series of preferred stock we may issue, as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and subordinate in right of payment to the holders of any future senior indebtedness.

Subject to the asset coverage requirements of the 1940 Act, we may issue additional series of preferred stock, but we may not issue additional classes of capital stock that rank senior or junior to the Series A Term Preferred Stock as to priority of payment of dividends or as to the distribution of assets upon dissolution, liquidation or winding-up of our affairs.

Mandatory Term Redemption
We are required to redeem all outstanding shares of the Series A Term Preferred Stock on March 31, 2026, or the “Mandatory Redemption Date,” at a redemption price equal to to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. See “Description of the Preferred Stock — Redemption — Mandatory Term Redemption.” We cannot effect any modification of or repeal our obligation to redeem the Series A Term Preferred Stock on the Mandatory Redemption Date without the prior unanimous approval of the holders of the Series A Term Preferred Stock.

Leverage
We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We anticipate incurring leverage of approximately 75% of our total assets (as determined immediately before the leverage is incurred) within twelve months of our IPO, including through the issuance of the Series A Term Preferred Stock in this offering. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

Mandatory Redemption for Asset Coverage
If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q or N-PORT, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then we will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of preferred stock, including Series A Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. If shares of Series A Term Preferred Stock are to be redeemed for failure to maintain asset coverage of at least 200%, such shares will be redeemed at a redemption price equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) to, but excluding, the date fixed for such redemption. See “Description of the Series A Term Preferred Stock — Redemption —  Redemption for Failure to Maintain Asset Coverage.”

Optional Redemption
At any time on or after March 31, 2022, we may, in our sole option, redeem the outstanding shares of Series A Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series A Term Preferred Stock — Redemption — Optional Redemption.”

Voting Rights
Except as otherwise provided in our amended and restated certificate of incorporation (“Amended and Restated Certificate of Incorporation”) or as otherwise required by law, (1) each holder of Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock, including the Series A Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock, including the Series A Term Preferred Stock, voting separately as a class, will be entitled to elect at least two (2) of our directors (the "Preferred Directors") and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series A Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. One of the Preferred Directors will be up for election in , and the other Preferred Director will be up for election in . Holders of shares of the Series A Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series A Term Preferred Stock. See “Description of the Series A Term Preferred Stock — Voting Rights.”

Conversion Rights	The shares of Series A Term Preferred Stock have no conversion rights.
Redemption and Paying Agent
We intend to enter into an amendment to our Transfer Agency and Registrar Services Agreement with American Stock Transfer & Trust Company, LLC, or the “Redemption and Paying Agent.” Under this amendment, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series A Term Preferred Stock.

Rating	The Series A Term Preferred Stock is not rated.

Investment Advisory Agreement
The Advisor manages our investments, subject to the supervision of the Board, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its related persons are entitled to indemnification from us for any damages, liabilities, costs and expenses arising from the services rendered by the Advisor under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in our first annual report after the completion of this offering.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Advisor and by the Advisor upon not less than 60 days’ written notice to us. See “Management — Management and Other Agreements — Investment Advisory Agreement.”

Management Fee and Incentive Fee
We pay the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components - a base management fee and an incentive fee.
Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” is defined as the NAV of shares of our common stock and the paid-in capital of our preferred stock, if any. The base management fee is paid by our holders of common stock and is not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Because no part of the base management fee is based on funds borrowed by us, the base management fee will not increase when we borrow funds. However, the base management fee will increase if we issue preferred stock, including the Series A Term Preferred Stock in this offering.
Incentive fee.  The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. The amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer. See “Management - Management Fee and Incentive Fee.” No incentive fee is payable to the Advisor on capital gains, whether realized or unrealized.
OFS Advisor agreed to waive certain fees in connection with the IPO. For the period commencing upon October 10, 2018 (the consummation of our IPO) and ending January 31, 2019, OFS Advisor irrevocably waived the base management fee, without recourse against or reimbursement by the Company. For the period commencing upon October 10, 2018 (the consummation of our IPO) and ending October 31, 2018, OFS Advisor irrevocably waived the incentive fee, without recourse against or reimbursement by the Company. See “Management — Management Fee and Incentive Fee.”

Other Expenses
The investment team of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by OFS Capital Management, LLC. We bear all other costs and expenses of our operations and transactions. See “Fees and Expenses.”

Administration Agreement
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services. See “Related-Party Transactions and Certain Relationships — Administration Agreement.”

License Agreement
We have entered into a trademark license agreement with the Advisor, which we refer to as the “License Agreement,” pursuant to which the Advisor has agreed to grant us a non-exclusive license to use the “OFS” name and logo. See “Related-Party Transactions and Certain Relationships — License Agreement.”

Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our holders of our common stock. To qualify as a RIC and maintain our RIC treatment, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income ("ICTI"), which is generally net ordinary taxable income plus our net realized short-term capital gains in excess of net realized long-term capital losses and net tax-exempt interest, if any, to holders of our preferred and common stock. If, in any year, we fail to qualify for tax treatment as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized net built-in gains, pay substantial taxes and make substantial distributions before re-qualifying for tax treatment as a RIC. See “U.S. Federal Income Tax Matters.”

Available Information
We are required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at OFS Credit Company, Inc., Attention: Investor Relations, by telephone at 1 (847) 734-2000, or on our website at www.ofscreditcompany.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance. The financial highlights for the period from October 10, 2018 (commencement of our operations) to October 31, 2018, have been audited by KPMG LLP, our independent registered public accounting firm. Historical data is not necessarily indicative of the results to be expected for any future period. The data should be read in conjunction with our financial statements and related notes thereto included in this prospectus.

Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$20.00
Net investment income	0.08
Net unrealized appreciation	0.03
Total from investment operations	0.11
Net asset value per share at end of period	$20.11
Per share market value, end of period	18.78
Total return based on market value (1)	(6.1)%
Total return based on net asset value (2)	0.6%
Ratio/Supplemental Data
Net asset value at end of period	$50,386,507
Ratio of total operating expenses to average net assets (4)(6)	4.42%
Ratio of net investment income to average net assets (5)(6)	7.17%
Portfolio turnover (3)	5.10%

(1)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.

(2)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.

(3)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(4)	Ratio of total expenses before management fee waiver to average net assets was 6.17% for the period from October 10 through October 31, 2018.

(5)	Ratio of net investment income before management fee waiver to average net assets was 5.42% for the period from October 10 through October 31, 2018.

(6)	Annualized.

RISK FACTORS
Investing in the Series A Term Preferred Stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in the Series A Term Preferred Stock. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the trading price of the Series A Term Preferred Stock could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
We have limited operating history.
We are a recently organized, non-diversified, closed-end management investment company with limited operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take up to three months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.
In addition, although the Advisor has experience managing a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, the Advisor has limited experience managing a registered closed-end investment company like us.
Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with a written valuation policy adopted by our board of directors. The board of directors will have final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. Typically, there is no public market for the type of investments we intend to target. As a result, we value these securities at least quarterly based on relevant information compiled by the Advisor and third-party pricing services (when available), and with the oversight, review and acceptance by our board of directors.
The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a significant degree subjective and dependent on a valuation process approved and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which take into account various unobservable inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Determination of Net Asset Value.”
Our financial condition and results of operations depend on the Advisor’s ability to effectively manage and deploy capital.
Our ability to achieve our investment objectives depends on the Advisor’s ability to effectively manage and deploy capital, which depends, in turn, on the Advisor’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.
Accomplishing our investment objectives on a cost-effective basis is largely a function of the Advisor’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Advisor on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.
We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objectives. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly the members of the Senior Investment Team. Each of these individuals is an employee at will of Orchard First Source Capital, Inc., OFSAM's staffing subsidiary, and is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of the Structured Credit Investment Committee of OFS Advisor and CLO Investment Committee of OFS Advisor pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler, any of the Senior Investment Team, any of the senior managers of OFSAM, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
The investment committees that oversee our investment activities (the “Advisor Investment Committees”) are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
We may face increasing competition for investment opportunities.
We may compete for investments with other investment funds (potentially including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing than we are willing to offer to potential sellers. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not be subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.
The Advisor and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
The Advisor has the right under the Investment Advisory Agreement and the Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If the Advisor or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Advisor and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our success will depend on the ability of the Advisor to attract and retain qualified personnel in a competitive environment.
Our growth will require that the Advisor retain and attract new investment and administrative personnel in a competitive market. The Advisor’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than the Advisor will have.
There are significant potential conflicts of interest which could impact our investment returns.
Our executive officers and directors, and the Advisor and its officers and employees made available to it by an intercompany agreement with OFSAM, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Advisor’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff available to the Advisor will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and private funds, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Advisor may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Related-Party Transactions and Certain Relationships”
Our incentive fee structure may incentivize the Advisor to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
The incentive fee payable by us to the Advisor may create an incentive for the Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Advisor is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Advisor to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. Additionally, we will recognize interest income on our CLO equity tranche investments based in substantial part on management's multi-year assumptions regarding cash flows derived from such investments. As a result, management's assumptions regarding cash flows from our investments will have an impact on the amount of Pre-Incentive Fee Net Investment Income we recognize for a given period. This may encourage the Advisor to select assumptions more optimistic than actually achievable given economic conditions and circumstances. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “— CLO investments involve complex documentation and accounting considerations.”
A general increase in interest rates may have the effect of making it easier for the Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with OFS Advisor, any general increase in interest rates will likely have the effect of making it easier for the Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Advisor. In the current rising interest rate environment, this risk may increase as interest rates continue to rise. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Advisor could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Advisor’s income incentive fee resulting from such a general increase in interest rates.
We may be obligated to pay the Advisor incentive compensation even if we incur a loss.
The Advisor is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold, and we may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio.
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our Pre-Incentive Fee Net Investment Income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.
The Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Advisor against certain liabilities, which may lead the Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, the Advisor does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our Board in following or declining to follow the Advisor’s advice or recommendations. The Advisor maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Advisor, its officers, managers, members, agents, employees and other affiliates are not be liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misconduct, bad faith, gross negligence or reckless disregard of the Advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Advisor and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Advisor of its obligations under the Investment Advisory Agreement, except where attributable to willful misconduct, bad faith, gross negligence or reckless disregard of the Advisor’s duties under the Investment Advisory Agreement. These protections may lead the Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to the Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
We may not replicate the historical results achieved by OFSAM or other entities managed or sponsored by OFSAM and its other affiliates.
Our primary focus in making investments may differ from OFSAM’s other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM or its other affiliates. Although OFSAM’s historical concentration has been investments in debt securities, we intend to pursue an investment strategy that will focus primarily on investments in CLO securities. Because our investment strategy is different from that of other entities managed by OFSAM, and we cannot assure you that we will replicate the historical results achieved by OFSAM or its other affiliates, we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, current or future market volatility and regulatory uncertainty that is distinct to investments included in our investment strategy may have an adverse impact on our future performance.
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our results for any period should not be relied upon as being indicative of our results in future periods.
Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay distributions and cause you to lose all or part of your investment.
We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC.
We intend to elect to be taxed as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to obtain or maintain our RIC status. As a RIC, we will not be required to pay corporate-level U.S. federal income taxes on our income and capital gains that we distribute (or that we are deemed to distribute) to our stockholders.
To obtain and maintain RIC status under the Code and to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain source-of-income and asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our ICTI for each year from dividends, interest, gains from the sale of securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
We must also meet an annual distribution requirement to qualify for RIC tax treatment. The distribution requirement for a RIC will be satisfied if we distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any to our stockholders on an annual basis (the “Annual Distribution Requirement”). We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to corporate-level U.S. federal income tax.
If we fail, once qualified, to continue to qualify for tax treatment as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to stockholders and the amount of our distributions and the amount of funds available for new investments.
U.S. tax reform could have a negative impact on our business and on our stockholders.
Legislative or other actions relating to taxes could have a negative effect on us or our stockholders. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service, or “IRS,” and the U.S. Treasury Department. Recently enacted U.S. federal tax reform legislation makes many changes to the Code, including provisions that significantly change the taxation of business entities, the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation”, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders or our investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our common stock.
There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
We intend to make distributions on a quarterly basis, payable monthly, to holders of our common stock out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital.
The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for U.S. federal income tax reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, holders of common stock should not assume that the sole source of any of our distributions is ICTI. Any reduction in the amount of our distributions would reduce the amount of cash received by our holders of common stock and could have a material adverse effect on the market price of shares of our common stock. See “Risks Related to Our Investments — CLO investments involve complex documentation and accounting considerations”, “Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”
We will incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we expect to incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.
In order to obtain and maintain our RIC tax treatment, among other things, we are required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom (“U.K.”) held a referendum in which voters approved an exit from the EU (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the EU, which is set to occur on March 29, 2019. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. Additionally, on December 10, 2018 the European Court of Justice ruled that U.K. would be permitted to cancel the Brexit process without permission of the other 27 EU countries. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the U.K. and the EU, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in January 2019, there is increased uncertainty on the timing of Brexit. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
The Republican Party currently controls the executive branch and the senate portion of the legislative branch of the U.S. government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of "systemically important financial institutions" or "SIFIs" subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. The effect of this change and any further rules or regulations are and could be complex and far-reaching, and the change and any future laws or regulations or changes thereto could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
The global capital markets have experienced periods of disruption evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.
Market conditions may in the future make it difficult to extend the maturity of or refinance our indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our targeted investments and on the potential for liquidity events involving our targeted investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several EU countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The United States and global economic downturn during the recent recession, or a return to a recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in the securities of relatively few issuers.
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.
This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;

•	impeding a merger, consolidation, takeover or other business combination involving us; or

•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.
Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.
Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company's outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the registered investment company’s independent directors. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).
Registered investment companies may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a registered investment company to invest in any issuer in which the advisor or other affiliates has previously invested.
On October 12, 2016, OFS Advisor and certain funds that it manages received the Order from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
When we invest alongside OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that the Advisor and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.
Leverage creates risks which may adversely affect the return for the holders of shares of our common stock, including:

•	The likelihood of greater volatility of NAV and market price of shares of our common stock;

•	Fluctuations in the interest rates on borrowings and short-term debt;

•	Increased operating costs, which may reduce our total return to the holders of shares of our common stock;

•	The fees and expenses attributed to leverage, including all offering and operating expenses relating to any preferred stock, will be borne by holders or shares of our common stock; and

•	The potential for a decline in the value of an investment acquired through leverage while our obligations under such leverage remain fixed.
The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on shares of our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we will generally be required to meet certain asset coverage ratios, defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.
If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on the Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of the Series A Term Preferred Stock) at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.
We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of the holders of our common stock approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing holders of our common stock, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more shares of our common stock, then the percentage ownership of the holders of our common stock at that time will decrease, and holders of our common stock may experience dilution.
Provisions of the General Corporation Law of the State of Delaware and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our amended and restated certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act, generally prohibits a Delaware corporation from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of its voting stock, or with its affiliates, unless its directors or stockholders approve the business combination in the prescribed manner. Our Board has adopted a resolution exempting any business combination that we engage in from Section 203 of the DGCL so long as our Board, including a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the acquiring person, first approves the business combination. If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our amended and restated certificate of incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our amended and restated certificate of incorporation authorizing our Board to classify or reclassify preferred stock in one or more classes or series, and to cause the issuance of additional shares of our common stock. These provisions, as well as other provisions of our amended and restated certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, the CLO vehicles in which we invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. See also, “The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.”
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff will reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.
Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
The failure in cybersecurity systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Third parties with whom we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.
Risks Related to Our Investments
Investing in senior secured loans indirectly through CLO securities involves particular risks.
We are exposed to underlying senior secured loans and other credit investments through investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Loans may become nonperforming or impaired for a variety of reasons. Such nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.
In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
In addition, the portfolios of certain CLOs in which we invest may contain “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Our investments in CLO securities and other structured finance securities involve certain risks.
Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and other structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and subordinated debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and subordinated debt tranches will likely be subordinate in right of payment to other more senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we may invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.
Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
We invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.
The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have LIBOR floors, there may not be corresponding increases in investment income to the CLO (if LIBOR increases but stays below the LIBOR floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.
Our investments in the primary CLO market involve certain additional risks.
Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
Our portfolio of investments may lack diversification among CLO securities, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we invest experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
Negative loan ratings migration may also place pressure on the performance of certain of our investments.
Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits generally do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, a general decrease in ratings across a CLO's loans could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and subordinated debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.
Our investments in CLOs and other investment vehicles will result in additional expenses to us.
We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to the Advisor with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of the Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment vehicles in which we invest.
In the course of our investing activities, we pay management and incentive fees to the Advisor and reimburse the Advisor for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.
Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
We invest primarily in equity and subordinated debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.
CLOs and other structured finance securities in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
The accounting and tax implications of the CLO investments that we intend to make are complicated and involve assumptions based on management’s judgment. In particular, reported earnings from CLO equity securities under U.S. generally accepted accounting principles, or “GAAP,” are recognized as an effective yield calculated from estimated total cash flows from the CLO investments over the expected holding periods of the investments, which can be as long as six to seven years. These estimated cash flows require assumptions regarding future transactions and events within the CLO entities concerning their portfolios and will be based upon the best information under the circumstances and may require significant management judgment or estimation. The principal assumptions included in these estimates include, but are not limited to, prepayment rates, interest rate margins on reinvestments, default rates, loss on default, and default recovery period within the CLO entities. If any of these assumptions prove to be inaccurate, the estimated cash flows could also be inaccurate.
GAAP earnings are based on the total cash flows from the CLO securities without regard to timing of income recognition for tax purposes, which may cause our GAAP earnings to diverge from our ICTI for several accounting periods and may result in the characterization of a non-taxable (i.e., return of capital) distribution from CLO investments as interest income in our financial statements. Conversely, events within the CLO, such as gains from restructuring or the prepayment of the underlying loans-which may not impact CLO cash flows, can result in taxable income without similar income recognized for GAAP earnings. These differences between accounting treatment and tax treatment of income from these investments may resolve gradually over time or may resolve through recognition of a capital gain or loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity. Additionally, under certain circumstances, we may be required to take into account income from CLO investments for tax purposes no later than such income is taken into account for GAAP purposes, which may accelerate our recognition of taxable income.
Current taxable earnings on these investments will generally not be determinable until after the end of the tax year of each individual CLO that ends within our fiscal year and the CLO sponsor provides its tax reporting to us, even though the investments will generate cash flow throughout our fiscal year. Since our income tax reporting to stockholders is on a calendar year basis, we will be required to estimate taxable earnings from these investments from October 31st, the end of our fiscal year, through December 31st. Effective execution of our distribution policy will require us to estimate taxable earnings from these investments and pay distributions to our stockholders based on these estimates. If our estimates of taxable earnings are greater than actual taxable earnings from these investments determined as of the end of the calendar year, a portion of the distributions paid during that year may be characterized as a return of capital. If our estimates of taxable earnings are lower than actual taxable earnings as of the end of the calendar year, we may incur excise taxes and/or have difficulties maintaining our tax treatment as a RIC. See “—We will be subject to corporate-level U.S. federal income tax if we are unable to maintain treatment as a RIC.”
The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.

Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

Collateral managers of “open market CLOs” are no longer required to comply with the U.S. risk retention rules at this time. On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States

District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.

It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.

In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. In particular, investors who are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof were required to be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the “CRR Requirements.” Article 405 of the CRR restricted such credit institutions and investment firms, together with consolidated group affiliates thereof, each a “CRR Investor,” from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization explicitly disclosed to the CRR Investor that it would retain, on an ongoing basis, a net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures as contemplated by Article 405 of the CRR. Article 406 of the CRR required a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization, and that procedures were established for monitoring the performance of the underlying exposures on an on-going basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may have resulted in the imposition of a penal capital charge on such CRR Investor’s investment.

Investors who are EEA-regulated managers of alternative investment funds should be aware of Article 17 of the European Union Alternative Investment Fund Managers Directive, or the “AIFMD,” as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the “AIFMR,” and together with Article 17 of the AIFMD, the “AIFM Requirements.” The provisions of Section 5 of Chapter III of the AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers which assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance (Solvency II), as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the “Solvency II Regulation,” or collectively, the “Solvency II Requirements.” Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitization Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to as the “EU Securitization Retention Requirements.”

The EU Securitization Retention Requirements were replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. The principal EU regulation to implement the new EU securitization retention requirements and establish a general framework for securitization (the “Securitization Regulation”) was adopted by the European Parliament and the Council of the European Union as Regulation (EU) 2017/2402 on December 12, 2017. As of January 1, 2019, the EU securitization retention requirements in the Securitization Regulation apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorized in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions. There are material differences between those new EU securitization retention requirements and those in effect prior to January 1, 2019, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have yet to be specified. There is now a risk that a non-EU alternative investment fund manager (a “non-EU AIFM”) that markets an alternative investment fund in the EU which invests in securitization positions could be caught within scope of certain requirements under the EU Securitization Regulation when investing in such positions. To the extent a non-EU AIFM is within the scope of the EU Securitization Regulation it could only hold a securitization exposure where the originator, sponsor or original lender retains 5% of the securitization. There are certain other requirements with which the non-EU AIFM would also need to comply. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the prior EU Securitization Retention Requirements will continue to be subject to those prior EU Securitization Retention Requirements (as in effect on December 31, 2018).

All CLOs issued in Europe are generally structured in compliance with the EU Securitization Retention Requirements so that prospective investors subject to the EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

For a number of reasons, we believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.

We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of such investments.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our tax treatment as a RIC. Furthermore, under proposed Treasury Regulations, certain income derived by us from a PFIC with respect to which we have made a qualifying elected fund (“QEF”) election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the PFIC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.
If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Furthermore, under proposed Treasury Regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
The U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”) imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and, after December 31, 2018, on payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends as well as certain dividends distributed from our net capital gains, if any, which have been designated by us, or “capital gain dividends,” to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. We expect that most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.
If we do not receive timely distributions from our CLO investments, we mail fail to qualify as a RIC.
We are required to include in our taxable income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund, or “QEF” election or are CFCs. To the extent that such CLOs do not distribute all of their earnings and profits on a current basis, we may fail to qualify as a RIC. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code, or the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.
Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances, we cannot assure you that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.
We and our investments are subject to interest rate risk.
Since we may incur leverage to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
Since the economic downturn that began in 2007, interest rates have remained low despite recent increases. Because longer term inflationary pressure may result from the U.S. government’s fiscal policies and other challenges, because of the relatively low interest rate environment in which we now operate, interest rates could continue to rise, rather than fall, in the future. In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than may currently be available to us. There may not, however, be a corresponding increase in our investment income. Any reduction in the rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.
LIBOR Floor Risk.  Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of this prospectus, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of this prospectus, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which we expect to target for investment.
LIBOR Risk. The CLOs in which we invest typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, or the “CFTC,” the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On February 1, 2014, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited took over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York published these alternative rates in April 2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we invest in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we intend to invest in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on our net investment income and portfolio returns.

LIBOR Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment.  As of the date of this prospectus, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.
The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Our investments are subject to prepayment risk.” Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs.
Given the structure of the incentive fee payable to the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Advisor to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Advisor.
Our investments are subject to credit risk.
If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, or because the equity owner of such debtor recoups its investment before the borrower repays its obligations to the lender, either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
Our investments are subject to prepayment risk.
Although the Advisor’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Either such action by the CLO collateral manager may reduce the yield that the CLO collateral manager is able to achieve. A CLO's investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities.
In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that the CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net investment income and the fair value of that asset.
We are subject to risks associated with loan assignments and participations.
We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which we purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.
When we hold a Participation in a debt obligation, we may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most Participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).
A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many Participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.
The lack of liquidity in our investments may adversely affect our business.
The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a limited trading market (or no trading market) for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If a CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.
In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we would usually have a contractual relationship with the entities, referred to as “Reference Entities,” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we would generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

We are subject to risks associated with defaults on an underlying asset held by a CLO.
A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there is also mark-to-market risk in some loan accumulation facilities, and there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from three to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.
If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower: (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.
Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We may be exposed to risks if we invest in the securities of new issuers.
We may indirectly invest in the securities of new issuers and CLOs sponsored by new collateral managers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years and CLOs sponsored by new collateral managers, may carry special risks and may be more speculative because such issuers or collateral managers are relatively unseasoned. Such issuers or collateral managers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.
We may expose ourselves to risks if we engage in hedging transactions.
While we do not currently engage in hedging transactions, if we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
We and our investments may be subject to currency risk.
Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we intend to make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.
If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in our securities on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those securities are sold or otherwise disposed of.
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
Risks Related to an Investment in the Series A Term Preferred Stock
Market yields may increase, which would result in a decline in the price of the Series A Term Preferred Stock.

The prices of fixed income investments, such as the Series A Term Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to the Series A Term Preferred Stock may increase, which would result in a decline in the secondary market price of shares of the Series A Term Preferred Stock prior to the Mandatory Redemption Date. See “Description of the Series A Term Preferred Stock — Dividends.”

Prior to this offering, there has been no public market for the Series A Term Preferred Stock, and we cannot assure you that the market price of the Series A Term Preferred Stock will not decline following the offering.

We intend to apply to list the Series A Term Preferred Stock on the Nasdaq Capital Market so that trading on the exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. During a period of up to 30 days from the date of this prospectus, the Series A Term Preferred Stock will not be listed on any securities exchange. Prior to the expected commencement of trading, the underwriters may, but are not obligated, to make a market in the Series A Term Preferred Stock. Consequently, an investment in the Series A Term Preferred Stock during this period will be illiquid, and the holders may not be able to sell such securities. If a secondary market does develop during this period, holders of the Series A Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference.

If we are unable to list the shares of the Series A Term Preferred Stock on a national securities exchange, the holders of such securities may be unable to sell them at all, or if they are able to, only at substantial discounts from the Liquidation Preference. Even if shares of the Series A Term Preferred Stock are listed on the Nasdaq Capital Market as anticipated, there is a risk that the market for such shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objectives within three months after the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe after the completion of this offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

The Series A Term Preferred Stock are unrated securities.

We do not intend to have the Series A Term Preferred Stock rated by any rating agency. Unrated securities typically trade at a discount to similar, rated securities, depending on the rating of the rated securities. As a result, there is a risk that the shares of Series A Term Preferred Stock may trade at a price that is lower than what they might otherwise trade at if rated by a rating agency.

The Series A Term Preferred Stock will be subordinate to the rights of holders of senior indebtedness.

While holders of the Series A Term Preferred Stock will have equal liquidation and distribution rights to any other preferred stock that might be issued by us in the future, they will be subordinated to the rights of holders of our other senior indebtedness, if any. Therefore, dividends, distributions and other payments to holders of the Series A Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Series A Term Preferred Stock.

The Series A Term Preferred Stock will be subject to a risk of early redemption and holders may not be able to reinvest their funds.

We may voluntarily redeem some or all of the outstanding shares of Series A Term Preferred Stock on or after March 31, 2022. We also may be forced to redeem some or all of the outstanding shares of Series A Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series A Term Preferred Stock. We may have an incentive to redeem the Series A Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the Dividend Rate on the Series A Term Preferred Stock. See “Description of the Series A Term Preferred Stock — Redemption — Optional Redemption.”

If we redeem shares of the Series A Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Series A Term Preferred Stock.

Holders of the Series A Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series A Term Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including the Series A Term Preferred Stock, under certain conditions.

There is a risk of delay in our redemption of the Series A Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of the Series A Term Preferred Stock might be adversely affected.

Given the risks described above, an investment in the Series A Term Preferred Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Series A Term Preferred Stock.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of 800,000 shares of Series A Term Preferred Stock in this offering will be approximately $19.15 million (or approximately $22.05 million if the underwriters’ over-allotment option is exercised in full) and estimated offering expenses of $226,738 payable by us.
We intend to use the net proceeds from the sale of the Series A Term Preferred Stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy any remaining proceeds from this offering within three months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns.

DISTRIBUTION POLICY
Regular Distributions
We intend to make regular quarterly cash distributions, payable monthly, of all or a portion of our reported earnings to stockholders, and at least 90% of our annual ICTI. Should our annual ICTI exceed our reported earnings, special distributions may be required to maintain our RIC status upon determination of our annual ICTI. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). Our quarterly distributions, if any, will be determined by our Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.
On October 15, 2018, we declared our first distribution related to the period ending October 31, 2018, which was payable on November 16, 2018 to holders of record on November 5, 2018 at $0.113 per share of common stock. The amount of the distribution was proportionately reduced to reflect the number of days remaining in the month after the completion of our IPO. We also declared a distribution of $0.167 per common share for each month during our first fiscal quarter ending January 31, 2019, payable on each of November 30, 2018, December 31, 2018 and January 31, 2019 to common stockholders of record on each of November 12, 2018, December 10, 2018 and January 14, 2019, respectively. On February 8, 2019, we declared a distribution of $0.167 per common share for each month during the fiscal quarter ended April 30, 2019, payable on each of February 28, 2019, March 29, 2019 and April 30, 2019 to common stockholders of record on each of February 21, 2019, March 22, 2019 and April 23, 2019, respectively. The actual amount of future distributions, if any, remain subject to approval by our board of directors, and there can be no assurance that the monthly distributions will always be $0.167 per share of common stock. We paid the November 2018, December 2018, January 2019 and February 2019 distributions from post-IPO earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any applicable monthly period, the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in shares of our common stock.
If our distributions from reported earnings exceed our ICTI in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. To the extent that our net investment income for any year exceeds the total quarterly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required to qualify for RIC tax treatment. Over time, we expect that substantially all of our ICTI will be distributed.
We generally intend to reinvest the capital returned to us from our investments. However, GAAP may require us to characterize all or a portion of our non-taxable (i.e., return of capital) distributions from our CLO investments as interest income. See “Risk Factors - Risks Related to Our Investments - CLO investments involve complex documentation and accounting considerations.”
We have adopted a DRIP that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Distribution Reinvestment Plan.” Dividend and capital gains distributions generally are taxable to our stockholders whether they are reinvested in shares of our common stock or received in cash.
Capital Gains Distributions
The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Advisor may seek Board approval to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of our stockholders. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.
At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay U.S. federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, stockholders of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.
RIC Distribution Requirement
We intend to elect to be treated and to qualify each year thereafter as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC tax treatment and to avoid paying U.S. federal income or excise tax. To the extent we qualify as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income and gains timely distributed to our stockholders in the form of dividends or capital gains distributions.
As a RIC, we generally will not be subject to U.S. federal income tax on our ICTI (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we timely distribute in each taxable year to stockholders, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax. See “U.S. Federal Income Tax Matters - Taxation as a Regulated Investment Company”
We are subject to significant and variable differences between our reported earnings under GAAP and our taxable income particularly as it relates to our CLO equity investments. Because of the tax recognition requirements for CLO vehicles, which may generally constitute “passive foreign investment companies”, or “PFICs”, taxable income attributed to a CLO equity investment that will be includable in our calculation of ICTI can be dramatically different from the interest income for financial reporting purposes under GAAP for these investments. Taxable income included in our ICTI will be based upon the our share of earnings as determined under tax regulations for each CLO entity, which may not be consistent with the distributions we receive from those investments (significant differences are possible), while reported earnings will be based upon an effective yield calculation (which requires the calculation of a yield to expected redemption date based upon an estimation of the amount and timing of future distributions irrespective of their tax character). Our ICTI will be based on the taxable income from our CLO equity investments as well as other sources of taxable income less deductible expenses incurred in the normal course of our operations, including management and incentive fees, administrative expenses, general and administrative expenses, and interest expense on any future debt obligations we may incur. Under certain circumstances, we may be required to recognize income from our CLO investments no later than the time we recognize such income for GAAP purposes. The Company’s final taxable earnings for any fiscal year will not be known until our tax returns are filed for that period and we will be required to estimate includable income for investor reporting and RIC compliance purposes, which may result in significant variability in our distributions as special distributions may be required to maintain our RIC status.
Additional Information
The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total quarterly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide stockholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to stockholders that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in shares of our stock (thus reducing a stockholder’s adjusted tax basis in his or her Shares), and thereafter as capital gains assuming shares of our stock are held as a capital asset. Upon the sale of shares of our stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in shares of our stock sold. For example, in year one, a stockholder purchased 100 shares of our common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

CAPITALIZATION
The following table sets forth our capitalization as of October 31, 2018:

•	on an actual basis;

•
on an as adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of this offering (as described under "Use of Proceeds"), assuming the over-allotment option is not exercised:

	OFS Credit Company, Inc.
	Actual	As Adjusted(1) (Unaudited)
Assets
Cash and cash equivalents	$9,056,303	$28,204,565
Investments at Fair Value	41,875,940	41,875,940
Other assets	168,998	168,998
Total assets	51,101,241	70,249,503

Liabilities:
Accrued liabilities and expenses	714,734	714,734
Mandatorily redeemable preferred stock, net of offering costs, par value $0.001 per share; 10,000,000 shares authorized, actual and as adjusted, 0 and 800,000 issued and outstanding, actual and as adjusted, respectively	—	19,148,262
Total liabilities	714,734	19,862,996

Net assets	$50,386,507	$50,386,507

(1) The adjusted capitalization reflects the sale of shares of preferred stock in this offering at an assumed public offering price of $25 per share, after deducting the underwriting discounts and commissions of approximately $0.63 million and estimated offering expenses of approximately $0.23 million payable by us, and further assumes that the aggregate underwriting discounts and commissions will be capitalized and amortized over the life of the Series A Term Preferred Stock.

BUSINESS
OFS Credit Company, Inc. is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Delaware corporation on September 1, 2017.
Investment Objectives
Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We intend to elect to be a RIC under subchapter M of the Code. See “U.S. Federal Income Tax Matters.”
Under normal market conditions, we invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit-based instruments and other structured credit investments including (i) CLO debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that the Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, vehicles that provide access to leveraged loans, and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Advisor’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our Board on 60 days’ notice to our stockholders.
Investment Strategy
When we acquire securities at the inception of a CLO in an originated transaction (i.e., the primary CLO market), we invest in CLO securities that the Advisor believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued around the same time. When we acquire existing CLO securities, we invest in CLO securities that the Advisor believes have the potential to generate attractive risk-adjusted returns.
We pursue a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;

•	utilization of a methodical and rigorous investment analysis and due diligence process both structurally and on a loan-level basis;

•	utilization of our in-house CLO investment team and related investment processes to provide credit analysis of each underlying loan portfolio within the CLO securities;

•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, significant stakes in CLO equity and subordinated debt tranches.
We believe that the Advisor’s extensive relationships with CLO collateral managers and other market participants, its CLO structural expertise and its in-house CLO investment team enable us to source and execute investments consistent with our investment objectives and provide investors with loan-level expertise and analysis. The Adviser may negotiate enhanced economics for us and any other accounts that may be co-investing in return for providing relative certainty of CLO equity placement, which is often the most difficult tranche to place. These enhanced returns may take the form of (i) CLO management fee rebates, (ii) bank arrangement fee concessions or (iii) other forms of economic enhancement.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. Specifically, the Advisor believes that, although typically exercised in limited circumstances, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Advisor or other parties collectively hold a majority position. See “— Other Investment Techniques — Co-Investment with Affiliates.”
We seek to construct a broad and varied portfolio of CLO securities, including with respect to:

•	number of borrowers underlying each CLO;

•	industry type of a CLO’s underlying borrowers;

•	number and investment style of CLO collateral managers; and

•	CLO vintage period.
The Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, the Advisor actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Advisor believes it is in our best interest to do so.
CLO Overview
Our investments in CLOs are comprised primarily of investments in the equity and subordinated debt tranches of CLOs. We focus on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans although many CLOs enable the CLO collateral manager to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, DIP loans and fixed rate loans.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
A CLO funds the purchase of its investment portfolio through the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically have a stated coupon and are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. Unrated and below investment grade and unrated securities are sometimes referred to as “junk” securities. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Each tranche within a typical CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying investment portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO also typically has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs typically do not have the right to call the other CLO security tranches.
Generally, the loans underlying the CLOs in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, some of the loans underlying the CLOs in which we invest may be referred to as “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Typically, the indenture governing a CLO will permit only a certain percentage of the loans underlying a CLO to be "covenant lite." Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only and the structure of CLOs in which we invest may vary substantially from the example set forth below.

CLOs generally do not face refinancing risk on the CLO debt since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may vary from time to time between CLO equity and CLO debt investments.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.
Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The Advisor believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (historically, often in excess of 20% per annum of face value) during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.
Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 – 5 years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value through a combination of (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.
After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. The Advisor believes these reinvestment provisions are generally beneficial to holders of the CLO’s equity.
CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“overcollateralization tests”) and interest coverage tests (“IC Tests”). The overcollateralization tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.
Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.
Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).
Overview of Senior Secured Loans
Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P Capital IQ, as of February 2019, the amount of institutional senior secured loans outstanding was approximately $1.18 trillion.
Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; and closed-end funds, hedge funds, banks, insurance companies; and finance companies. According to S&P Capital IQ, CLOs represent the largest source of capital for institutional senior secured loans, representing a range of approximately 40% to 70% of the demand for newly issued highly leveraged loans from 2009 through December 2018.
Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.
We believe that senior secured loans have historically represented an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior: Senior position in a company’s capital structure

•	Secured: First lien security interest in a company’s assets

•	Floating Rate: Reduces interest rate risk associated with fixed rate bonds

•	Low LTV: On average, senior secured loans historically have had a loan-to-value ratio of approximately 40% – 60% at the time of origination

The table below depicts a representative capital structure for a company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital.

Assets
Liabilities and Equity
Percentage of Capital Structure
• Cash
• Receivables
• Inventory
• Property
• Plant
• Equipment
• Brand/Logos
• Intangibles
• Subsidiaries
Senior Secured Loans
• First priority pledge of assets
40% - 60%
Subordinated Bonds
• Generally unsecured
10% - 20%
Equity
• Dividends restricted by thresholds while Senior Secured Loans are outstanding
30% - 50%

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount of the S&P/LSTA Leveraged Loan Index from December 31, 2005 to December 31, 2018. The average lagging 12-month default rate during this period of time was 2.4% and the lagging 12-month default rate as of December 31, 2018 was 1.63%. Additionally, the projected lagging default rate through December 2020 according to S&P is 2.79%.

Lagging-12-month leveraged loan default rate (forecasts through December 2020)

12%
10%
8%
6%
4%
2%
0%
With EFH
Without EFH
Dec 2005
Jun 2007
Dec 2008
Jun 2010
Dec 2011
Jun 2013
Dec 2014
Jun 2016
Dec 2017
Jun 2019
Dec 2020

Source: LCD, an offering of S&P Global Market Intelligence

Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, since 1999 the S&P/LSTA Leveraged Loan Index experienced only two down years (2008 and 2015).
CLO Market Opportunity
We believe that CLO securities represent a large and attractive market. According to Wells Fargo, as of March 31, 2019, the aggregate principal balance of the U.S. CLO market was approximately $590 billion. The chart below illustrates annual CLO issuance according to Intex, S&P Capital IQ, Moody's and Wells Fargo.
We believe that many investors have little to no exposure to CLO securities because of the complexity of CLO securities and because most investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.
Depending on the Advisor’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.
We believe that CLO equity has the following attractive fundamental attributes:

•
Potential for strong absolute and risk-adjusted returns:  We believe that CLO equity offers the potential for attractive, risk adjusted total returns compared to the returns experienced in the U.S. public equity markets.

•
Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions:  Relative to certain other high-yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

•
Expected protection against rising interest rates:  Because a CLO’s asset portfolio is typically comprised primarily of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever LIBOR exceeds above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate rise. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•
Expected low-to-moderate correlation with fixed income and equity markets:  Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral. Provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets over the long term.

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the senior secured loans held by the CLO and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying senior secured loan portfolio of the CLO. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Competitive Strengths and Core Competencies
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•
CLO management track record. OFS Advisor has actively managed CLOs for over 15 years and invested in approximately 4,000 loan transactions aggregating approximately $12 billion in credit investments through CLO vehicles.

•
Deep management team experienced in investing in the senior secured loan market. OFS Advisor currently manages four CLO vehicles and has an experienced team of 10 people (with an average of 15 years of experience investing in the leveraged loan market) that is dedicated to investing in senior secured loans, which also has access to an internal database of information that gives OFS Advisor access and insight into a large credit universe it has established throughout its longstanding presence in the loan market.

•
Specialist in CLO securities. Each member of the Senior Investment Team has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Advisor believes is necessary for our success. We believe that the combination of the Advisor’s broad and often longstanding relationships with CLO collateral managers will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.

•
Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Advisor believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, OFS Advisor can perform due diligence on the underlying loans within the CLOs, given its in-house expertise and relationships with numerous multi-national lenders and broker dealers.

•
Rigorous credit analysis and approval process. The objective of the Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Advisor believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Advisor believes are most relevant to potential future performance. The Advisor believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”

•
Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay the Advisor an incentive fee only if our net income exceeds a hurdle rate. See “Management — Management Fee and Incentive Fee.”

Investment Process
The objective of the Advisor’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Advisor believes have the potential to outperform the CLO market generally. This process, augmented by the Advisor's first-hand experience as a CLO manager, is designed to be repeatable and is focused on key areas for analysis that the Advisor believes are most relevant to potential future performance. The Advisor seeks to implement its investment process in a methodical and disciplined fashion.
Proactive Sourcing of Investment Opportunities
The Senior Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Advisor believes that there are in excess of 105 active CLO collateral managers. The Advisor has met or conducted calls with, and maintains relationships with, many of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade. The Advisor takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest not just in their CLOs, but in many instances, alongside such collateral managers at the underlying borrower level given our Advisor's in-house loan investment team.
Investment Analysis and Due Diligence
The Advisor employs an established, disciplined investment analysis and due diligence process that we believe is more akin to a private equity style approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. The Advisor views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the experience of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance across both CLO and total return strategies, if applicable, and (4) analysis of the particular CLO’s structure and the targeted underlying loans, including the negotiation of terms and protections where appropriate.
In its investment analysis and due diligence, the Advisor includes, among other activities, requesting that prospective CLO collateral managers complete an extensive questionnaire, the Advisor reviews historical investment returns based on data provided by third parties and the CLO collateral manager and the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.
CLO Structural Analysis and Valuation
Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers and the Advisor believes that its first-hand experience with, and knowledge, of CLO structures is a core competency. The Advisor believes that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
When we make a primary market investment in a particular CLO tranche, we utilize our expertise and experience to influence certain of the CLO’s key terms and conditions. In particular, the Advisor believes that the protective rights associated with holding a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other parties hold a majority position. OFS intends to analyze, in addition to the CLO structural features and collateral managers, all of the underlying loans within the CLOs given its in-house CLO investment team. OFS currently manages four CLO vehicles and has a dedicated CLO team of ten personnel with average experience in the leveraged loan market of over 15 years as well as an internal database of information spanning over 20 years that gives OFS access and insight into a large credit universe. See “— Other Investment Techniques — Co-Investment with Affiliates.”

Portfolio Review/Risk Monitoring
Active investment monitoring is a critical component of the Advisor’s risk management and mitigation objectives. Such monitoring also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.
From data contained primarily within the CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period), as well as third party data providers, the Advisor updates its internal portfolio monitoring reports. The reports contain summaries of metrics we analyze for each CLO security as well as a listing of watch list credits within each CLO that our Advisor has identified based on its screens and general market intelligence as well as from communications with the CLO collateral managers. The Advisor then typically holds regular calls with the CLO market participants to discuss the watch list credits and portfolio activity as well as loan market and CLO market developments. Additional factors that the Advisor actively monitors, which these regular calls help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments which may impact future performance and/or the market.
In addition, the Advisor reviews the quarterly CLO cash distributions received and analyzes the reason for any deviations from the Advisor’s projections. The Advisor has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, the Advisor may sell positions if circumstances have changed from the time of underwriting or if the Advisor deems doing so is in our best interest.

Initial Public Offering
In October 2018, we priced our IPO, selling 2,500,000 shares of our common stock, par value $0.001 per share, at a public offering price of $20.00 per share. As a result of our IPO, we received proceeds of $50,000,000.
Portfolio
As of January 31, 2019, we have invested in the equity tranches of 22 CLO vehicles, 20 of which have a reinvestment period ending in 2022 or beyond. The total amortized cost and fair value of the portfolio were $46.50 million and $43.85 million, respectively, as of January 31, 2019. The following table summarizes the CLO equity tranches in which we have investments as of January 31, 2019:

Company and Investment - Structured Finance Notes(2)(3)	Interest Rate/Estimated Yield(1)	Maturity Date	Amortized Cost(4)

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	14.42%	4/13/2031	$1,793,640

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	17.87%	1/15/2031	3,220,179

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	13.30%	4/20/2028	668,051

Battalion CLO IX Ltd.
Income Notes(5)	15.64%	7/15/2031	732,103
Subordinated Notes	15.64%	7/15/2031	1,201,587
			1,933,690
Dryden 30 Senior Loan Fund
Subordinated Notes	14.10%	11/15/2028	593,829

Dryden 41 Senior Loan Fund
Subordinated Notes	12.20%	4/15/2031	1,923,100

Dryden 53 CLO, LTD.,

Company and Investment - Structured Finance Notes(2)(3)	Interest Rate/Estimated Yield(1)	Maturity Date	Amortized Cost(4)
Income Notes(5)	11.78%	1/15/2031	$2,042,401

Dryden 38 Senior Loan Fund
Subordinated Notes	12.13%	7/15/2030	1,862,122

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.27%	7/15/2030	3,789,871

Elevation CLO 2017-8, Ltd.
Subordinated Notes	14.41%	10/25/2030	1,676,008

Flatiron CLO 18 Ltd.
Subordinated Notes	13.10%	4/17/2031	3,919,164

Greenwood Park CLO, Ltd.
Subordinated Notes	12.14%	4/15/2031	3,616,952

HarbourView CLO VII-R, Ltd.
Subordinated Notes	18.13%	11/18/2026	1,962,091

Madison Park Funding XXIII, Ltd.,
Subordinated Notes	7.85%	7/27/2047	2,104,739

Marble Point CLO X Ltd.
Subordinated Notes	10.52%	10/15/2030	4,065,373

Marble Point CLO XI Ltd.
Income Notes(5)	14.81%	12/18/2047	1,263,009

MidOcean Credit CLO VIII, Ltd.
Income Notes(5)	17.54%	2/20/2031	1,965,960

MidOcean Credit CLO IX, Ltd.
Income Notes(5)	17.37%	7/20/2031	1,748,769

Sound Point CLO IV-R, Ltd.
Subordinated Notes	16.20%	1/21/2026	1,637,478

Voya CLO 2017-4, Ltd.
Subordinated Notes	13.40%	10/15/2030	883,814

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	14.15%	10/22/2031	2,031,610

Company and Investment - Structured Finance Notes(2)(3)	Interest Rate/Estimated Yield(1)	Maturity Date	Amortized Cost(4)
ZAIS CLO 3, Limited
Income Notes(5)	14.41%	7/15/2031	$665,855
Subordinated Notes	14.41%	7/15/2031	1,129,844
			1,795,699

Total			$46,497,549

(1)
Estimated yields on CLO equity investments are based on expected cash flows related to the instruments over their expected holding periods. See "Risks Related to Our Investments—CLO investments involve complex documentation and accounting considerations".

(2)	These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(3)
CLO equity investments are also considered structured finance investments or CLO subordinated debt positions. These investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(4)	Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.

(5)	Security issued by an affiliate of named portfolio company.

Recent Developments
Distributions
On February 8, 2019, the Board of Directors declared a distribution of $0.167 per common share for each month during the fiscal quarter ended April 30, 2019, payable on each of February 28, 2019, March 29, 2019 and April 30, 2019 to common stockholders of record on each of February 21, 2019, March 22, 2019 and April 23, 2019, respectively.
Portfolio and Investment Activities
During the three month period ended January 31, 2019, we closed four investments totaling $7.56 million of CLO subordinated/income note securities in three separate CLO deals. As of January 31, 2019, our portfolio had exposure to 15 separate collateral managers. In February 2019, we closed one investment, totaling $1.72 million of CLO subordinated/income note securities with an estimated yield of 15.15% and a maturity date of June 13, 2031.
Results of Operations
Interest Income. Interest income for the period ending January 31, 2019 was $1.6 million.
Management fee. Management fee expense for the period ending January 31, 2019 was $220,000. OFS Advisor agreed to waive the base management fee for the period commencing on the date of our initial public offering through January 31, 2019, without recourse against, or reimbursement by, the Company.
Net Gain (Loss) on Investments. Net losses for the period ending January 31, 2019 were $2.7 million due to unrealized depreciation of $2.7 million and realized gains of $10 thousand on the sale of an investment, respectively.
Liquidity and Capital Resources
As of January 31, 2019, we had $3.9 million in cash and no long-term debt.
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform. The principal business address of OFS Advisor is 10 South Wacker Drive, Suite 2500, Chicago, Illinois, 60606. As of January 31, 2019, OFS had 46 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and placement agents, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a subsidiary of OFSAM, our parent company prior to the completion of our IPO. OFSAM is owned by Richard Ressler, Bilal Rashid, Jeffrey A. Cerny, and other affiliates of OFS Advisor. OFSAM and affiliates of OFS Advisor purchased 322,500 shares of our common stock in the IPO.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management—Management and Other Agreements—Investment Advisory Agreement.” Our Board is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor is a wholly-owned subsidiary of OFSAM, which makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates through an intercompany agreement. These OFSAM personnel provide us with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and committed members of OFS Advisor’s investment committee. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The Senior Investment Team, including Bilal Rashid, Jeff Cerny, Glen Ostrander and Kenneth A. Brown, provides services to OFS Advisor. These professionals have developed a broad network of contacts within the investment community, averaging over 20 years of experience structuring and investing in CLOs and debt securities. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all types of CLO investments. See “Management” for additional information regarding our portfolio managers.
Other Investment Techniques
Debt Securities. The Series A Term Preferred Stock represents leverage in our capital structure. We may also incur additional leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage of approximately 75% of our total assets (as determined immediately before the leverage is incurred) within twelve months of our IPO, including through the issuance of shares of the Series A Term Preferred Stock in this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of our Capital Stock — Preferred Stock.”
While we currently anticipate incurring leverage of approximately 75% of our total assets within twelve months of our IPO, including through the issuance of shares of the Series A Term Preferred Stock in this offering, we may use leverage opportunistically and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Advisor’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” The Advisor intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if we do borrow, what percentage of our assets such borrowings will represent.
To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced or potentially eliminated. The Advisor may determine to maintain our leveraged position if it expects that the long-term benefits to our stockholders of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock, such as the Series A Term Preferred Stock, or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased with the proceeds of such leverage. The issuance of preferred stock or notes involves offering expenses and other costs and may limit our freedom to pay distributions on shares of our common stock or to engage in other activities. All costs of offering and servicing any of the leverage methods we may use will be borne entirely by our stockholders. The interests of persons with whom we enter into leverage arrangements (such as bank lenders, note holders and preferred stockholders) will not necessarily be aligned with the interests of our stockholders and such persons will generally have claims on our assets that are senior to those of our stockholders.
In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Advisor in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and stockholders to change fundamental investment policies. See "Regulation as a closed-end management investment company — Investment restrictions."
Our willingness to utilize leverage, and the amount of leverage we will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of shares of our common stock cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
Preferred Stock.  We are authorized to issue 10,000,000 shares of preferred stock. The costs of this offering and any other offering of preferred stock will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, including the issuance of the Series A Term Preferred Stock in connection with this offering, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of preferred stock, which we do not intend to seek for the Series A Term Preferred Stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of Capital Structure — Preferred Stock.”
Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Advisor’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. On a pro forma basis, after giving effect to this offering and assuming that leverage we incur in connection with this offering represents 40.61% of our total net assets at a projected annual preferred dividend rate of 7.95% (including amortization of underwriting discounts and commissions of approximately $0.6 million and estimated offering expenses of approximately $0.2 million), the rate of return on our investments as of January 31, 2019 would have needed to exceed 2.30% in order to cover the costs of dividend payments on the Series A Term Preferred Stock. We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total return of shares of our common stock, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in our portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we expect to experience. Actual returns may be higher or lower than those appearing in the table.

Hypothetical portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder(1)	(17.29)%	(10.26)%	(3.23)%	3.80%	10.83%

(1) Assumes $47.2 million in net assets as of January 31, 2019, and that we will incur additional leverage of $19.1 million with a weighted average interest rate of 7.95% per annum (including amortization of underwriting discounts and commissions of approximately $0.6 million and estimated offering expenses of approximately $0.2 million) in the aggregate with our Series A Term Preferred Stock.
“Corresponding return to common stockholder” is composed of two elements: Our net investment income and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to have capital appreciation. For example, to assume a total return of 0% we must assume that the interest we receive on our debt security investments is entirely offset by losses in the value of those investments.
Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. To the extent that defensive positions represent a significant portion of our investments, we likely will not achieve our investment objectives.
Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with affiliates of the Advisor, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On October 12, 2016, OFS Advisor and certain funds it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
Closed-End Fund Structure
Common stock of closed-end funds frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that shares of our common stock may trade at a discount from their NAV, and that any such discount may not be in the best interest of stockholders, the Board, in consultation with the Advisor may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in shares of our common stock trading at a price equal to or close to NAV per share of common stock. See “Description of Capital Structure — Repurchase of Shares and Other Discount Measures.”

Competition
We compete for investments in CLO securities with other investment funds (including business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.
Additionally, because we believe competition for higher yielding investment opportunities generally has increased, we believe many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Advisor’s deep and highly-specialized CLO market experience, longstanding relationships with many CLO collateral managers and willingness to commit to a significant portion of a CLO tranche.

ADDITIONAL INVESTMENTS
Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment strategies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Advisor may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.
Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments
We anticipate that our loan portfolio may contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.  We obtain security interests in the assets of the borrowers as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We may structure our unitranche loans as senior secured loans. We will generally obtain security interests in the assets of these borrowers as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending may represent a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under-performance.
Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a borrower, and we may enter into an inter-creditor agreement with the holders of the borrower’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity.
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.
High Yield Securities.  We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s or below “BBB” by S&P or Fitch). The Advisor anticipates investing in securities that are rated CCC or below or their equivalent, or are unrated fixed-income securities. Below investment grade securities are also sometimes referred to as “junk” securities.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.
The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.
Synthetic Securities Risk.  We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Defaulted Securities.  We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if we must try to recover principal or interest payments on a defaulted security.
Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes.  We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.
CLO Class M Note and Participation Agreements.  We may acquire CLO Class M Notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes and participation agreements. Further, CLO Class M notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes and participation agreements are also subject to the risk of early call of the CLO, with no make-whole or other yield protection provisions.
Zero Coupon Securities.  Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.
U.S. Government Securities.  We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and

still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.
Distressed Securities
We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Advisor’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.
Equity Securities
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a company, and are typically not control-oriented investments. Our preferred equity investments, if any, may contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments, if any, will typically be made in connection with debt investments to the same companies.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the borrower in connection with a loan. As a result, as a borrower appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
Investment in Other Investment Companies
We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.
We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.
Exchange-Traded Notes (“ETNs”)
We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
Preferred Securities
Preferred securities in which we may invest include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.
Demand Deposit Accounts
We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.
Simultaneous Investments
Investment decisions, made by the Advisor on our behalf, are made independently from those of the other funds and accounts advised by the Advisor and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.
Short Sales
We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction. When we engage in a short sale of a security, we must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and generally would be obligated to pay over any payments received on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by borrowing and other transaction costs.
To the extent we engage in short sales, we will provide collateral to the broker-dealer for whom we borrowed the security sold short. We may (i) maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, (ii) ensure that such positions are covered by offsetting positions until we replace the borrowed security or (iii) treat such securities as senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short.

MANAGEMENT
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser.
The Advisor Investment Committees, which include the Pre-Allocation Investment Committee, CLO Investment Committee and Structured Credit Investment Committee, are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the Senior Investment Team are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Structured Credit Investment Committee is intended to bring the diverse experience and perspectives of the committees' members to the investment process. The Structured Credit Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Structured Credit Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
In addition to reviewing investments, the meetings of the Structured Credit Investment Committee serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the Advisor's investment team are encouraged to share information and views on credits with members of the Structured Credit Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Senior Investment Team or the Structured Credit Investment Committee is employed by us or receives any direct compensation from us. Certain Senior Investment Team members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, an affiliate of our Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which may relate to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us. See “Control Persons and Principal Stockholders” for additional information about equity interests held by certain of these individuals.
Messrs. Rashid, Cerny, and Brown also perform a similar role for other pooled investment vehicles managed by OFS Advisor and its affiliates, with a total amount of approximately $2.3 billion of committed assets under management as of December 31, 2018 from which OFS Advisor and OFSAM may receive incentive fees. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor. See “Prospectus Summary—Conflicts of Interest” and “Risk Factors—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” for a discussion of potential conflicts of interests.
Portfolio Managers
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	60	Chairman of Structured Credit Investment Committee
Bilal Rashid(2)	48	President and Senior Managing Director of OFSC and OFS Advisor
Jeffrey A. Cerny(2)	55	Senior Managing Director of OFSC and OFS Advisor
Glen Ostrander(2)	44	Managing Director of OFSC and OFS Advisor
Kenneth A. Brown(2)	45	Managing Director of OFSC and OFS Advisor

(1)	The address for each member of the Senior Investment Team is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.

(2)	Member of the Senior Investment Team.
Members of the Structured Credit Investment Committee Who Are Not Our Directors or Officers
Richard S. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital“), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, “CIM“), a vertically-integrated owner and operator of real estate assets, Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ “JCOM”), director of Presbia PLC (NASDAQ “LENS”), and chairman of CIM Commercial Trust Corporation (NASDAQ “CMCT”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since 2014. Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, allocation and asset management committees and serves on its credit committee. CIM Investment Advisors, LLC, an affiliate of CIM, is registered with the SEC as a registered investment adviser. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. OFS Capital Management, LLC, an affiliate of OFSAM, is registered with the SEC as a registered investment adviser. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE “VGR”) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University
Glen Ostrander is a Managing Director of OFS Advisor and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander has more than 18 years of experience in investing, banking and  debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles.  Prior to joining OFS in 2009, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006, and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and OFS, Mr. Ostrander has been in involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.
Kenneth A. Brown is a Managing Director of OFS Advisor and is responsible for leading the underwriting, credit monitoring and trading functions for the Broadly Syndicated Loan Group at OFS, as well as managing relationships with agent/investment banks.  Mr. Brown’s experience spans more than 22 years working in leveraged finance and public accounting. Mr. Brown has been involved in the leveraged finance/CLO market since the late 1990s, with experience underwriting, managing, and sourcing leveraged loans as well as managing CLO’s through multiple cycles.  Prior to joining OFS in 2007, Mr. Brown was a Vice President at GE Antares Capital, wherein Mr. Brown focused on direct underwriting/portfolio management activities, including workout situations, focused on private equity-backed transactions.  Prior to GE Antares Capital, Mr. Brown was at First Source Financial, focused on underwriting direct and participation interests, as well as managing portfolios of leveraged loans.  Mr. Brown started his career with Arthur Andersen LLP, a national public accounting firm, as an auditor.  Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration from the University of Chicago’s Booth School of Business, with concentrations in Finance and Strategic Management.  Mr. Brown has also earned his CPA certification.

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Senior Investment Team.

Name of Senior Investment Team Member	Dollar Range of Equity Securities Beneficially Owned as of October 31, 2018 (1)(2)
Bilal Rashid	$100,001 - $500,000(3)
Jeffrey A. Cerny	$100,001 - $500,000(3)
Glen Ostrander	$50,001 - $100,000
Kenneth A. Brown	$10,001 - $50,000
(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act of 1934.
(2) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

(3)	Mr. Rashid and Mr. Cerny beneficially own securities of the Company directly, through their indirect ownership of an affiliate of OFS Advisor, and through their indirect ownership of OFSAM.

The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2018. Each of the accounts is subject to a performance fee.

	Registered Investment Companies(1)		Other Pooled Investment Vehicle
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bilal Rashid	3	$521.6	8	$1,807.5
Jeffrey A. Cerny	3	$521.6	8	$1,807.5
Glen Ostrander	3	$521.6	8	$1,807.5
Kenneth A. Brown	1	$50.3	8	$1,807.5

(1) Includes, for purposes of this table, closed-end funds that have elected to be regulated as business development companies.

Management and Other Agreements
Investment Advisory Agreement.  Subject to the overall supervision of the Board, the Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, OFS Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired. A discussion regarding the basis for our Board's approval of our Investment Advisory Agreement is included in our annual report filed on Decmber 20, 2018.
Duration and Termination.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Advisor and by the Advisor upon not less than 60 days’ written notice to us.
Indemnification.  The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its affiliates and their respective directors, officers, employees, members, managers, partners, and stockholders are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
Management Fee and Incentive Fee
We pay the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the NAV of shares of our common stock and the paid-in capital of our preferred stock, including the Series A Term Preferred Stock. These management fees are paid by the holders of shares of our common stock and are not paid by holders of preferred stock, including the Series A Term Preferred Stock, or the holders of any other types of securities that we may issue. Base management fees for any partial calendar quarter will be appropriately pro-rated. The base management fee does not increase when we borrow funds, but will increase if we issue preferred stock, which we may do within the first twelve months following the completion of this preferred stock offering.

In addition, we pay the Advisor an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to OFS Services, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.
The incentive fee is paid to the Advisor as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Advisor with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and

•
20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to the Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Advisor).

OFS Advisor agreed to waive certain fees in connection with the IPO. For the period commencing upon October 10, 2018 (the consummation of our IPO) and ending January 31, 2019, OFS Advisor irrevocably waived the base management fee, without recourse against or reimbursement by the Company. For the period commencing upon October 10, 2018 (the consummation of our IPO) and ending October 31, 2018, OFS Advisor irrevocably waived the incentive fee, without recourse against or reimbursement by the Company.

You should be aware that a rise in the general level of interest rates may be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Advisor.
No incentive fee is payable to the Advisor on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.
The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income
Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*
Alternative 1:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 0.5625%
Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 2.70%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.0125%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.
Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
= 100.0% × (2.0125% – 2.00%)
= 100.0% × 0.0125%
= 0.0125%

Alternative 3:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 3.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.5625%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.
Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))
= 0.5000% + .0125%
= 0.5125%

(*)The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1) Represents 8.0% annualized hurdle rate.
(2) Represents 1.75% annualized base management fee.
(3) Excludes organizational and offering expenses as they will be paid for by OFS Advisor.

Other Expenses
The Advisor’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of salaries and overhead.

License Agreement. We have entered into the License Agreement with OFSAM pursuant to which OFSAM has granted us a non-exclusive, royalty-free license to use the “OFS” name and logo. Under the License Agreement, we have a right to use the “OFS” name and logo, for so long as the Advisor or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by OFSAM in the case of certain events of non-compliance. Other than with respect to this license, we have no legal right to the “OFS” name and logo.
Compensation.  The Advisor pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Advisor is structured so that key professionals benefit from strong investment performance generated on the accounts that the Advisor manages and from their longevity with the Advisor. Certain members of the Senior Investment Team may have direct or indirect equity ownership interests in the Advisor and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and some receive an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Advisor and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Advisor’s other clients.
Administration Agreement. OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’

written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Custodian and Transfer Agent
U.S. Bank National Association, as our custodian, holds our assets, settles all portfolio trades and collects most of the valuation data required for calculating our NAV.
American Stock Transfer & Trust Company, LLC is our transfer agent, dividend disbursing agent and redemption and paying agent.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. Additionally, we rely on investment professionals from OFS Advisor to assist our Board with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement.
License Agreement
We have entered into a license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into the Administration Agreement, pursuant to which OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds and may manage other entities in the future, including business development companies ("BDC(s)"), and these other funds and entities may have similar or overlapping investment strategies. The Advisor Investment Committees are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s or its affiliates' CLO advisory clients. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Structured Credit Investment Committee also determines appropriate investment sizing and implement ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, members of the Senior Investment Team and other investment professionals from OFSAM or its other affiliates are serving or may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.

We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, OFS Advisor and certain funds that it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor in a manner consistent with such regulated funds’ investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
OFS Advisor will seek to allocate investment opportunities among us and other eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available capital for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following table sets forth, as of March 7, 2019, certain information regarding the beneficial ownership of our common stock by (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock based on currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors and officers and (iii) all of our officers and directors as a group of the Company. The number of shares of our common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of our common stock, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups - independent directors and interested directors. Interested directors are “interested persons” of OFS Credit Company, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Name	Shares of Common Stock Beneficially Owned(1)	Percentage of Class of Common Stock(2)
Holders of more than 5% of our Common Stock
Richard Ressler	300,000(3)(4)	11.98%(3)(4)
Thomas J Herzfeld Advisors, Inc.(5)	261,387(5)	10.43%(5)
119 Washington Avenue, Suite 504
Miami Beach, Florida 33139
Independent Directors
Kathleen M. Griggs	—	N/A
Wolfgang Schubert	—	N/A
Romita Shetty	—	N/A
Interested Directors
Jeffrey A. Cerny	82,500(3)(4)	3.29%(3)(4)
Bilal Rashid	82,500(3)(4)	3.29%(3)(4)
Officers Who Are Not Directors
Jeffery S. Owen	—	N/A
Tod K. Reichert	5,000	*
Mukya S. Porter	—	N/A
All Directors and Officers as a group (8 persons)	95,000(3)	3.79%(3)

* Represents less than 1%.
(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock and preferred stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 2,505,028 shares of our common stock issued and outstanding on March 7, 2019.

(3)
Prior to our IPO, OFS Funding I, LLC, an affiliate of OFS Advisor, purchased 5,000 shares of our common stock in connection with the Company’s initial capitalization. OFS Funding I, LLC is owned by OFSAM. OFSAM is located at 10 South Wacker Drive, Suite 2500, Chicago, IL, 60606. OFSAM purchased 70,000 shares of our common stock in the IPO. Richard Ressler, Bilal Rashid and Jeffrey Cerny have ownership interests in OFSAM. As a result, Messrs. Ressler, Rashid and Cerny may be deemed to beneficially own the shares of our common stock held by OFSAM and by OFS Funding I, LLC by virtue of their collective ownership interest in OFSAM and, indirectly, OFS Funding I, LLC.

(4)	Messrs. Ressler, Rashid and Cerny purchased 225,000 shares of our common stock, 7,500 shares of our common stock and 7,500 shares of our common stock, respectively, in the IPO.

(5) Information based on a Schedule 13G filed with the SEC on November 9, 2018.

DIRECTORS AND OFFICERS
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board of Directors
The Board currently consists of five members, Messrs Rashid and Cerny, Wolfgang Schubert, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year commencing with the 2019 annual meeting. The term of Mr. Rashid expires at 2019 annual meeting; the terms of Ms. Shetty and Mr. Schubert expire at the 2020 annual meeting; and the terms of Ms. Griggs and Mr. Cerny expire at the 2021 annual meeting. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of the Advisor.
    Information regarding our board of directors is as follows:

Name, Address(1)and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs Age: 64	Director	2018 - Current
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. From her experience as a Chief Financial Officer for over 25 years in public and private companies and as a financial expert for Chad Therapeutics, a public company, Ms. Griggs has developed extensive knowledge of accounting and finance, which we believe qualifies her for service on our Board.
				1	None
Wolfgang Schubert Age: 48	Director	2018 - Current
Mr. Schubert is currently with Vista Credit Partners, the credit-investing arm of Vista Equity Partners. He previously was the co-founder of Werkstatt Capital, a structured credit analytics and investment botique. Prior to Werkstatt Capital, Mr. Schubert served as Chief Risk Officer of Strategic Value Partners. Before joining Strategic Value Partners, Mr. Schubert held positions at Silver Point Capital, Merrill Lynch, JP Morgan and Goldman Sachs, where he worked in banking, structuring and financing functions. Mr. Schubert holds bachelor degrees from the University of Michigan, Ann Arbor and a master’s degree from Princeton University. He is also a CFA charterholder. We believe that Mr. Schubert’s wealth of experience in risk assessment and structured credit qualifies him for service on our Board.

				1	None

Name, Address(1)and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Romita Shetty Age: 52	Director	2018 - Current
Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations. Ms. Shetty has 28 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. We believe that Ms. Shetty’s extensive experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board.
				1	None

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 48	Director, Chairman, and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018, President and Chief Executive Officer since our inception in 2017. He is also Chairman of the Board and Chief Executive Officer of OFS Capital Corporation and Chairman, President and Chief Executive Officer of Hancock Park Corporate Income, Inc., President and a Senior Managing Director of OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.

				3	OFS Capital Corporation, a BDC managed by OFS Advisor and Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Jeffrey A. Cerny Age: 55	Director, Chief Financial Officer and Treasurer	(Director) Since 2017 (Chief Financial Officer and Treasurer) Since 2017
Mr. Cerny has served as a member of our Board, and our Chief Financial Officer and Treasurer since 2017, as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. since 2016 and as a Director since 2015 and Chief Financial Officer and Treasurer of OFS Capital Corporation since 2014. Mr. Cerny also serves as a Senior Managing Director of OFS Advisor, as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of Hancock Park and OFS Capital Corporation as well as the underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor

(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park.

Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Jeffery S. Owen	54	Chief Accounting Officer
Mukya S. Porter	44	Chief Compliance Officer
Tod Reichert	57	Corporate Secretary
The following is information concerning the business experience of our officers.
Jeffery S. Owen has served as our Chief Accounting Officer since 2017 and has served as the Chief Accounting Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2016. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSAM in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration, cum laude, from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and has served as the Chief Compliance Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation and OFS Advisor since 2017, in which capacity she oversees the compliance and risk management functions. Prior to her appointment, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and is responsible for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, L.P. ("Oaktree"), an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2017, and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (NASDAQ: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Compensation of Directors
The following table shows information regarding the compensation received by our independent directors for the fiscal year ended October 31, 2018.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Independent Directors
Kathleen M. Griggs	$3,548	—	$3,548
Wolfgang Schubert	$3,548	—	$3,548
Romita Shetty	$3,548	—	$3,548
Interested Directors
Bilal Rashid(2)	—	—	—
Jeffrey Cerny(2)	—	—	—

(1)
Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

(2) No compensation is paid to directors who are "interested persons."
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of January 31, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company as of January 31, 2019(1)
Independent Directors
Kathleen M. Griggs	None
Wolfgang Schubert	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000(2)
Jeffrey A. Cerny	Over $100,000(2)

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Mr. Rashid and Mr. Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Mr. Rashid and Mr. Cerny have acquired shares of our common stock directly in the IPO and beneficially own the shares of the Company's common stock that OFSAM acquired in the IPO.
Corporate Governance
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of a registered closed end fund, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Mses. Griggs and Shetty and Mr. Schubert, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.

In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Board Meetings
The Board held three meetings during the fiscal year ended October 31, 2018.
Director Attendance at Annual Meetings of Stockholders
All of our directors are encouraged to attend our annual stockholders’ meeting.
Board Leadership Structure; Independent Lead Director
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our Board understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:

•	Three of the five current directors of the Company are independent directors;

•	All of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The Board has appointed a Lead Independent Director to provide an additional measure of balance, ensure the Board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Ms. Griggs currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Works with the Chairman of the Board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the Board;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors;

•	Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.
While we currently do not have a policy mandating an independent lead director, the Board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a majority of independent, experienced directors who evaluate the Board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our Board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the Board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full Board will review in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our Board will perform its risk oversight function primarily through: (i) its standing committees, which report to the entire Board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full Board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current Board leadership structure, as it allows our independent directors, through the three fully independent Board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscreditcompany.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Capital Market listing standards concerning any amendments to, or waivers from, any provision of this code.
If we make any substantive amendments to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscreditcompany.com.

Review, Approval or Ratification of Transactions with Related Persons
The audit committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Corporate Governance Documents
We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscreditcompany.com. Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscreditcompany.com and are also available to any stockholder who requests them by writing to OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our Board intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our Board will be presided over by our Company’s Lead Independent Director.
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the Board should address such communications to the OFS Credit Company, Inc. Board of Directors, c/o Tod K. Reichert, Corporate Secretary, OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Board Meetings and Committees
Our Board has established three standing committees: audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our Board. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscreditcompany.com.
Our Board has determined that all of the members of each of the Board’s standing committees are independent as defined under the rules of the Nasdaq Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
Audit Committee
The audit committee consists of Mses. Griggs and Shetty and Mr. Schubert. Ms. Griggs is the chair of the audit committee. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management processes and procedures;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

Our board of directors has determined that Ms. Griggs is an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee held one meeting in the fiscal year ended October 31, 2018.
Compensation Committee
The compensation committee consists of Mses. Griggs and Shetty and Mr. Schubert. Ms. Shetty is the chair of the compensation committee. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:

•
reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer and Corporate Secretary; and

•
reviewing and recommending for approval by the Board the compensation, if any, paid to directors that are not “interested persons” of the company as such term is defined in Section 2(a)(19) of the 1940 Act.

Currently none of the Company’s executive officers is directly compensated by the Company. However, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including an allocable share of the compensation of certain of the Company’s executive officers. The Compensation Committee held one meeting in the fiscal year ended October 31, 2018.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Mses. Griggs and Shetty and Mr. Schubert. Mr. Schubert is the chair of the nominating and corporate governance committee. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning; and

•	overseeing an annual evaluation of the Board.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.” The Nominating and Corporate Governance Committee did not hold a meeting in the fiscal year ended October 31, 2018.
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the Board, as applicable.
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our Board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Credit Company, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our Board, by following the procedures set forth in our bylaws.
Compensation of Executive Officers
None of our officers receives direct compensation from us. Mr. Rashid, our President and Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, Ms. Porter, our Chief Compliance Officer and Mr. Reichert, our Corporate Secretary, are paid by OFSAM, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us.

DESCRIPTION OF THE SERIES A TERM PREFERRED STOCK

The following is a brief description of the terms of the Series A Term Preferred Stock offered by this prospectus. This is not a complete description and is subject to, and entirely qualified by reference to, our Amended and Restated Certificate of Incorporation and the certificate of designation setting forth the terms of the Series A Term Preferred Stock attached hereto as Appendix A. You may obtain copies of these documents using the methods described in “Additional Information.”

General

We are authorized to issue 10,000,000 shares of preferred stock, and we have designated 920,000 shares as Series A Term Preferred Stock. At the time of issuance the Series A Term Preferred Stock will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. The shares of Series A Term Preferred Stock will rank equally in right with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The shares of Series A Term Preferred Stock, together with all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of any future senior indebtedness.

Dividends

General.  Holders of the Series A Term Preferred Stock are entitled to receive cumulative cash dividends and distributions at the Dividend Rate of % of the Liquidation Preference, or $ per share per year (subject to adjustment in certain circumstances as described below), when, as and if declared by, or under authority granted by, our board of directors out of funds legally available for payment and in preference to dividends and distributions on shares of our common stock. Dividends will be payable monthly in arrears on the last business day of each calendar month, or the “Dividend Payment Date,” commencing on , 2019. Dividends on the Series A Term Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the Series A Term Preferred Stock on any date prior to the end of a dividend period, and for the initial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividend Periods.  The first period for which dividends on the Series A Term Preferred Stock (each such period, a “Dividend Period”) will commence on the Date of Original Issue and will end March 31, 2019, and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such shares of Series A Term Preferred Stock). Dividends will be payable monthly in arrears on the Dividend Payment Date and upon redemption of the Series A Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series A Term Preferred Stock as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the board of directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the applicable Dividend Payment Date. We expect that dividends with respect to the first Dividend Period of the Series A Term Preferred Stock will be declared in , 2019 and paid on , 2019 to holders of record of such Series A Term Preferred Stock as their names appear on our registration books at the close of business on , 2019.

Only holders of Series A Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series A Term Preferred Stock who sell shares before such a record date and purchasers of Series A Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series A Term Preferred Stock.

Mechanics of Payment of Dividends.  Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) short-term money market instruments; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations, short-term money market instruments or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any business day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series A Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Series A Term Preferred Stock as their names appear on our registration books on the applicable record date. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series A Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than 7 calendar days preceding the payment date thereof, as may be fixed by our board of directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series A Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate — Default Period.”

Upon our failure to pay dividends for at least two years, the holders of Series A Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights will be the exclusive remedy of the holders of Series A Term Preferred Stock upon any failure to pay dividends on Series A Term Preferred Stock.

Adjustment to Fixed Dividend Rate — Default Period.  Subject to the cure provisions below, a Default Period with respect to Series A Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required in connection with a Dividend Payment Date or a Redemption Date. A Default Period will end on the business day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price has been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The applicable dividend rate for each day during the Default Period will be equal to the Dividend Rate in effect on such day plus two percent (2%) per annum, or the “Default Rate.”

No Default Period will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a business day that is not later than three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt.  No full dividends and distributions will be declared or paid on shares of the Series A Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred stock of any series have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of preferred stock of any series, any dividends and distributions being declared and paid on Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred stock on the relevant dividend payment date. No holders of Series A Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the certificate of designation.

For so long as any shares of Series A Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock) in respect of the common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, as described below, (B) all cumulative dividends and distributions of shares of all series of preferred stock ranking on parity with the Series A Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition have been declared and paid (or have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred stock for the payment thereof have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series A Term Preferred Stock to be redeemed pursuant to a mandatory term redemption or mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption has been given or has been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of preferred stock of any series ranking on parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of any other series of preferred stock for which all accumulated and unpaid dividends and distributions have not been paid.

1940 Act Asset Coverage.  Under the 1940 Act, we may not (1) declare any dividend with respect to any preferred stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 300% or (2) declare any other distribution on the preferred stock or purchase or redeem preferred stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of Series A Term Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series A Term Preferred Stock, and any other outstanding shares of preferred stock, if any, will be insufficient to permit the payment in full to such holders of Series A Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred stock, then the available assets will be distributed among the holders of such Series A Term Preferred Stock and such other series of preferred stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series A Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series A Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, our common stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the certificate of designation.

Redemption

Mandatory Term Redemption.  We are required to redeem all outstanding shares of the Series A Term Preferred Stock on the Mandatory Redemption Date, at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. If the Mandatory Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares of Series A Term Preferred Stock will be payable on such Dividend Payment Date to the holders of record of such shares of Series A Term Preferred Stock at the close of business on the applicable Dividend Record Date, and will not be payable as part of the redemption price for such shares of Series A Term Preferred Stock.

Redemption for Failure to Maintain Asset Coverage.  If we fail to maintain asset coverage (as defined in the 1940 Act) of at least 200% as provided in the certificate of designation for the Series A Term Preferred Stock and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of preferred stock, including the Series A Term Preferred Stock, as described below at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our board of directors. We will redeem out of funds legally available (i) the number of shares of outstanding preferred stock that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having asset coverage of at least 200% and (ii) the maximum number of shares of preferred stock that can be redeemed out of funds expected to be legally available in accordance with our Amended and Restated Certificate of Incorporation and applicable law, provided further, that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional number of shares of preferred stock that will result in our having asset coverage of up to and including 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of preferred stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of preferred stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption.  The Series A Term Preferred Stock may, at our sole option, be redeemed, in whole or in part, at any time on or after March 31, 2022, upon giving notice of redemption at a redemption price per share equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

Subject to the provisions of the certificate of designation for the Series A Term Preferred Stock and applicable law, our board of directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Series A Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the redemption contemplated by such notice having a value not less than the amount due to holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock on such redemption date.

Redemption Procedures.  We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we determine to or are required to redeem, in whole or in part, shares of Series A Term Preferred Stock, we will deliver a notice of redemption, or a “Notice of Redemption,” by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Series A Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not less than 30 nor more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption, or the “Redemption Date.” If fewer than all of the outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to either the mandatory redemption provisions triggered by our failure to maintain the required asset coverage or the optional redemption provisions, the shares of Series A Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series A Term Preferred Stock, (2) by lot or (3) in such other manner as our board of directors may determine to be fair and equitable. If fewer than all shares of Series A Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will also specify the number of shares of Series A Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the certificate of designation for the Series A Term Preferred Stock that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.
If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit not less than the redemption price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Mandatory Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Mandatory Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series A Term Preferred Stock, all rights of the holders of Series A Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the applicable redemption price and such shares of Series A Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series A Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate redemption price of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series A Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the certificate of designation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable redemption price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on such shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the redemption price of such shares of Series A Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series A Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series A Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Voting Rights

Except for matters that do not require the vote of holders of the Series A Term Preferred Stock under the 1940 Act and except as otherwise provided in our Amended and Restated Certificate of Incorporation or bylaws, in the certificate of designation or as otherwise required by applicable law, each holder of shares of the Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders and the holders of outstanding shares of our preferred stock, including the Series A Term Preferred Stock, and shares of our common stock shall vote together as a single class on all matters submitted to stockholders.

In addition, the holders of our preferred stock, including the Series A Term Preferred Stock, voting as a separate class, will have the right to elect two members of the board of directors at all times (regardless of the number of directors serving on the board of directors), such directors are referred to as our “Preferred Directors.” The holders of outstanding shares of our common stock together with the holders of outstanding shares of our preferred stock, voting together as a single class, will elect the remaining members of the board of directors. Under our Amended and Restated Certificate of Incorporation, our directors are divided into three classes, with the term of one class expiring at each annual meeting of our stockholders. One of our preferred directors will be up for election at the annual meeting of our stockholders held in and the other preferred director will be up for election at the annual meeting of our stockholders held in .

Notwithstanding the foregoing, if (1) at the close of business on any Dividend Payment Date for dividends on any outstanding share of any preferred stock, including any outstanding shares of the Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of preferred stock, including the Series A Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Series A Term Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting our board of directors will automatically be increased by the smallest number of directors (each, a “New Preferred Director”) that, when added to the two Preferred Directors, would constitute a majority of our board of directors as so increased by such smallest number. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the New Preferred Directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the Series A Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of Series A Term Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the New Preferred Directors will terminate automatically. Any preferred stock, including the Series A Term Preferred Stock, issued after the date hereof will vote with the Series A Term Preferred Stock as a single class on the matters described above, and the issuance of any other preferred stock by us may reduce the voting power of the holders of the Series A Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of preferred stock to elect New Preferred Directors, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of preferred stock entitled to notice of and to vote at such special meeting shall be the close of business on the business day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of New Preferred Directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the certificate of designation, so long as any shares of the Series A Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Series A Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of our Amended and Restated Certificate of Incorporation or the certificate of designation for the Series A Term Preferred Stock, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series A Term Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “— Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of the Series A Term Preferred Stock, and (ii) a division of a share of the Series A Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Series A Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of the Series A Term Preferred Stock of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of the Series A Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of the Series A Term Preferred Stock (other than as a result of a division of the Series A Term Preferred Stock). So long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the preferred stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of our preferred stock,” including the shares of the Series A Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve any action requiring a vote of our security holders pursuant to Section 13(a) of the 1940 Act, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called (a) of 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) of more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Series A Term Preferred Stock to vote on any matter, whether such right is created by our Amended and Restated Certificate of Incorporation, by the provisions of the certificate of designation for the Series A Term Preferred Stock, by statute or otherwise, no holder of the Series A Term Preferred Stock will be entitled to vote any shares of the Series A Term Preferred Stock and no share of the Series A Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series A Term Preferred Stock will have been given in accordance with the certificate of designation, and the price for the redemption of such shares of Series A Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series A Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Amended and Restated Certificate of Incorporation, holders of the Series A Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the certificate of designation for the Series A Term Preferred Stock. The holders of shares of Series A Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on share of the Series A Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the certificate of designation for the Series A Term Preferred Stock, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Series A Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Series A Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, including additional series of preferred stock, and authorize, issue and sell additional shares of any such series of preferred stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, including to the redemption of preferred stock with such proceeds, have asset coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the certificate of designation for the Series A Term Preferred Stock, if the date for making any payment, performing any act or exercising any right is not a business day (i.e., a calendar day on which the Nasdaq is open for trading), such payment will be made, act performed or right exercised on the next succeeding business day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

Without the consent of any holders of the Series A Term Preferred Stock, our board of directors may amend or modify these terms of the Series A Term Preferred Stock to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision in our Amended and Restated Certificate of Incorporation or make any other provisions with respect to matters or questions arising under these terms of the Series A Term Preferred Stock that are not inconsistent with the provisions in our Amended and Restated Certificate of Incorporation.

DETERMINATION OF NET ASSET VALUE
The NAV per share of the outstanding shares of our common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the date as of which the determination is made.
In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise we intend to undertake, on a quarterly basis, a valuation process as described below:

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For each investment, a basic review process will be completed by OFS Advisor's investment professionals. The basic review on every investment will be reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•	Each investment will be valued by OFS Advisor.

•	The preliminary valuations will be documented and then submitted to OFS Advisor’s investment committee for ratification.

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Third-party valuation firm(s) will provide valuation services as requested, by reviewing OFS Advisor's investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of our assets for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of our Board or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our Board.

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The audit committee of the Board will review the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommend the approval of the valuations by the Board.

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Our Board will discuss valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

See “Risks - A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”
We will follow Accounting Standards Codification Topic 820 - Fair Value Measurement for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with market observations, models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

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Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

•	Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value will be based upon the best information available to OFS Advisor (or to third-party valuation firms hired by OFS Advisor to review its investment committee's preliminary valuations) under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.
We expect to assess the levels of the investments at each measurement date, and recognize transfers between levels on the measurement dates. All of our investments, which will be measured at fair value, are expected to be categorized as Level 3 based upon the expected lowest level of significant input to the valuations. Our assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.

Consistent with the policies and methodologies to be adopted by the Board, we will perform detailed investment valuations, including an analysis of our investment purchase commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate investment value and, in fact, for any one investment, value is generally best expressed as a range of values. As noted above, we will also engage one or more independent valuation firms(s) to conduct independent appraisals of our investments to develop the range of values, from which we may derive a single estimate of value.
Application of our valuation methodologies will involve a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security will generally be assumed to equal their cost for up to three months after their initial purchase.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that may have been used had a ready market or observable inputs exist for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If we are required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment will have previously been recorded. Our investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offerings of shares of our common stock, our Board or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the NAV per share of common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the NAV per share of common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV of our common stock, which is based upon the NAV of shares of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of shares of our common stock since the date of the most recently disclosed NAV of shares of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is a possibility that we may (i) issue share of common stock at a price per share below the then current net asset value per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the NAV per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV per share of common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV per share to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a DRIP that provides for reinvestment of our distributions and other distributions on behalf of our holders of common stock, unless a holder of common stock elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our holders of common stock who have not “opted out” of our DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.

Those holders of common stock whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We will use primarily newly issued shares of our common stock to implement the DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share of common stock on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.

There will be no brokerage charges or other charges to holders of common stock who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.

Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold shares with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our Series A Term Preferred Stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, persons that hold our shares as part of a hedge or straddle, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our Series A Term Preferred Stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. See "Risk Factors - Risks Related to Our Business and Structure - U.S. tax reform could have a negative impact on our business and on our stockholders." We have not sought and will not seek any ruling from the Internal Revenue Service, or “IRS” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. preferred stockholder” generally is a beneficial owner of shares of our Series A Term Preferred Stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•
A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. preferred stockholder” generally is a beneficial owner of shares of our Series A Term Preferred Stock who is not a U.S. preferred stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our Series A Term Preferred Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective preferred stockholder that is a partner of a partnership holding shares of our Series A Term Preferred Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our Series A Term Preferred Stock.
Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We intend to elect to be treated, and to qualify thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the “Annual Distribution Requirement.”
Taxation as a Regulated Investment Company
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,
then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or that we are deemed to distribute) to stockholders. We are subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We are subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains recognized, but not distributed, in preceding years, or the “Excise Tax Avoidance Requirement.” We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the “90% Income Test”; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

◦
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

◦
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships,” or the “Diversification Tests.”

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash, which may require us make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.
Our investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
Some of the CLO vehicles in which we may invest may constitute PFICs. If we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC. In that case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including equity tranche investments in a CLO vehicle treated as CFC) we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year in which the income is included in our income, the Code does not specify whether these income inclusions would be “good income” for the 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. As a result, to the extent that such CLOs do not distribute all of their earnings and profits on a current basis, we may fail to qualify as a RIC. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Although such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test whether or not we receive a cash distribution from such CLOs in the same year as the required income inclusion. However, no guarantee can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.
The IRS and U.S. Treasury Department have issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Registered Closed-End Management Investment Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
FATCA generally imposes a withholding tax of 30% on payments of U.S. source interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners.While existing U.S. Treasury regulations would also require withholding on payments of gross proceeds from the sale of any property that could produce U.S. source interest of dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and subordinated debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement and quarterly Diversification Tests.
Taxation of U.S. Preferred Stockholders
Distributions by us generally are taxable to U.S. preferred stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. preferred stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Series A Term Preferred Stock. To the extent such distributions paid by us to non-corporate U.S. preferred stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or “Qualifying Dividends” may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. preferred stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. preferred stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional Series A Term Preferred Stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s Series A Term Preferred Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. preferred stockholder.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. preferred stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. preferred stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our Series A Term Preferred Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A U.S. preferred stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our Series A Term Preferred Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the Series A Term Preferred Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our Series A Term Preferred Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our Series A Term Preferred Stock may be disallowed if other shares of our Series A Term Preferred Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
Gain or loss, if any, resulting from our redemption of the Series A Term Preferred Stock will generally be taxed as gain or loss from a sale or exchange of the Series A Term Preferred Stock rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a stockholder’s interest in us, (c) is substantially disproportionate with respect to the stockholder, or (d) with respect to non-corporate stockholders, is in partial liquidation of us. For purposes of (a), (b) and (c) above, a U.S. preferred stockholder’s ownership of our Series A Term Preferred Stock will be taken into account.
A portion of the amount received by a U.S. preferred stockholder on either the sale, or our redemption, of the Series A Term Preferred Stock may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.
The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly), and adjusted gross incomes, for certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. preferred stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. preferred stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate preferred stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate preferred stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We or the applicable withholding agent will report to each of our U.S. preferred stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. preferred stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax, or “backup withholding” from all distributions to any U.S. preferred stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Preferred Stockholders
Whether an investment our Series A Term Preferred Stock is appropriate for a Non-U.S. preferred stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. preferred stockholder may have adverse tax consequences. Non-U.S. preferred stockholders should consult their tax advisers before investing in our Series A Term Preferred Stock.
Distributions (whether actual or constructive distributions) of our “investment company taxable income” to Non-U.S. preferred stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. preferred stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. preferred stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. preferred stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception. Furthermore, in the case of shares of our Series A Term Preferred Stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we report the payment as an interest-related dividend or short-term capital gain dividend.
Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. preferred stockholder, and gains realized by a Non-U.S. preferred stockholder upon the sale or redemption of our Series A Term Preferred Stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. preferred stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. preferred stockholder in the United States,) or, in the case of an individual, the Non-U.S. preferred stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Distributions of our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. preferred stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. preferred stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. preferred stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate Non-U.S. preferred stockholder, distributions and gains realized upon the sale or redemption of our Series A Term Preferred Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A Non-U.S. preferred stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. preferred stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. preferred stockholder or otherwise establishes an exemption from backup withholding.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. preferred stockholder and the status of the intermediaries through which they hold their shares,

Non-U.S. preferred stockholders could be subject to this 30% withholding tax with respect to distributions on their shares of our Series A Term Preferred Stock and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. preferred stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a Regulated Investment Company
If we fail to qualify for taxation as a RIC for any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the DGCL and on our Amended and Restated Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our Amended and Restated Certificate of Incorporation and Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized stock consists of 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.
The following are our classes of securities as of March 7, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock, $0.001 par value per share	90,000,000	None	2,505,028
Preferred Stock, $0.001 par value per share	10,000,000	None	None(1)
(1) Upon the closing of this offering, 800,000 shares of our Series A Term Preferred Stock will be issued and outstanding, assuming the over-allotment option is not exercised.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of shares of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.
Preferred Stock
Our Amended and Restated Certificate of Incorporation authorizes the Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Any time that we issue preferred stock, costs of the offering will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Prior to issuance of shares of each class or series of preferred stock, the Board is required by Delaware law and by our Amended and Restated Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of shares of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance of preferred stock and before any dividend or other distribution is made with respect to shares of our common stock and before any purchase of shares of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock, including the Series A Term Preferred Stock, and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, including the Series A Term Preferred Stock, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. See “Description of the Series A Term Preferred Stock.”
Provisions of the DGCL and Our Amended and Restated Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Amended and Restated Certificate of Incorporation and Bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.
DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.
The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.
Our Amended and Restated Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.
Our Amended and Restated Certificate of Incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended.
Delaware Anti-Takeover Law.  The DGCL and our Amended and Restated Certificate of Incorporation and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•
on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•
any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.
Election of Directors.  Under the DGCL, unless our Amended and Restated Certificate of Incorporation or Bylaws provide otherwise (which our Amended and Restated Certificate of Incorporation and Bylaws do not), a plurality of all the votes cast is sufficient to elect a director.
Classified Board of Directors.  Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies.  Our Amended and Restated Certificate of Incorporation provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than nine. Under our Amended and Restated Certificate of Incorporation and Bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our Amended and Restated Certificate of Incorporation provides that a director may be removed only for cause, as defined in our Amended and Restated Certificate of Incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders.  Stockholder action can be taken only at an annual or special meeting of stockholders in accordance with the procedures set forth in our Bylaws. These provisions, combined with the requirements of our Bylaws regarding special meetings of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the Board, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings.  Our Amended and Restated Certificate of Incorporation and Bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the Board, the vice chairman of the Board, the chief executive officer, or two or more Board members. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of our outstanding voting securities.
Conflict with the 1940 Act.  Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Amended and Restated Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Potential Conversion to Open-End Fund
We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of our portfolio, to the extent such positions are held. In the event of conversion, shares of our common stock would cease to be listed on the Nasdaq or any other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert us to an open-end management investment company.
Repurchase of Shares and Other Discount Measures
Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the Board may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The Board, in consultation with the Advisor, will review at least annually the possibility of open market repurchases and/or tender offers for shares of our common stock and will consider such factors as the market price of shares of our common stock, the NAV of shares of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in shares of our common stock trading at a price which is equal to or approximates their NAV.

UNDERWRITING
Ladenburg Thalmann & Co. Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of the Series A Term Preferred Stock set forth opposite the underwriter’s name.

Underwriter	Shares
Ladenburg Thalmann & Co. Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Incapital LLC
National Securities Corporation
Newbridge Securities Corporation
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of the Series A Term Preferred Stock are subject to certain conditions precedent such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters are obligated to purchase all shares of Series A Term Preferred Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Series A Term Preferred Stock.
The underwriters propose to initially offer some shares of the Series A Term Preferred Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of shares of the Series A Term Preferred Stock to certain dealers at the public offering price less a concession not in excess of $25 per share of Preferred Stock. The sales load of $0.78125 per share of Series A Term Preferred Stock is equal to 3.125% of the public offering price. If all of the shares of the Series A Term Preferred Stock are not sold at the public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before , 2019. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this Prospectus, to purchase from us up to an additional shares of the Series A Term Preferred Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of the Series A Term Preferred Stock approximately proportionate to that underwriter’s initial purchase commitment.
We, OFS Advisor and the Administrator have agreed that, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, we and they will not, during the period ending 90 days after the date of this prospectus (the "restricted period"), sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Series A Term Preferred Stock issued or guaranteed by us or securities convertible into or exchangeable or exercisable for Series A Term Preferred Stock issued or guaranteed by us or warrants or other rights to purchase Series A Term Preferred Stock issued or guaranteed by us. Ladenburg Thalmann & Co. Inc., in its sole discretion, may release any of the securities subject to these lock-up provisions at any time.
The restrictions described in the immediately preceding paragraph do not apply to the sale of any shares of the Series A Term Preferred Stock to the underwriters.
We have applied to list the shares of the Series A Term Preferred Stock for quotation on the Nasdaq Capital Market under the ticker symbol “OCCIP.”
As part of our payment of our offering expenses, we have agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $10,000 in the aggregate, in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Series A Term Preferred Stock.

The following table shows the sales load to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase additional shares of the Series A Term Preferred Stock.

	Per Share	No Exercise	Full Exercise
Public Offering Price
Sales Load
Total proceeds to the Company
This offering will conform with the requirements set forth in FINRA Rule 5110.
We, the Advisor and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments the underwriters may be required to make because of any of those liabilities.
Certain underwriters may make a market in the Series A Term Preferred Stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of the Series A Term Preferred Stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of the Series A Term Preferred Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.
In connection with the offering, the underwriters may purchase and sell shares of the Series A Term Preferred Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.
The underwriters also may impose a penalty bid. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the shares of the Series A Term Preferred Stock originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member.
Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on Nasdaq, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.
We estimate that the total expenses of this offering, excluding the sales load, but including up to $10,000 in reimbursement of certain underwriters' counsel fees in connection with the review by FINRA of the terms of the sale of shares of Series A Term Preferred Stock in this offering, will be approximately $226,738.
A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares of the Series A Term Preferred Stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of the Series A Term Preferred Stock to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of the Series A Term Preferred Stock may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.
We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The underwriters may have performed investment banking and financial advisory services for the Advisor and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Advisor and our affiliates in the ordinary course of business.
The principal business addresses of the representative of the underwriters is 277 Park Avenue, 26th Floor, New York, New York 10172.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY
General
As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.
A majority of our outstanding voting securities means the lesser of: (a) 67% of our voting securities present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented at the meeting; or (b) more than 50% of our outstanding voting securities.
Fidelity Bond; Indemnification.  As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Issuance Price of Shares.  We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Related to an Investment in our Securities — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
Senior Securities.  As a registered closed-end management investment company, we may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage within the first twelve months following the completion of our IPO in an amount of approximately 75% of our total assets (as determined immediately before the leverage is incurred), including through the issuance of the Series A Term Preferred Stock in this offering. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above.
Asset Segregation and Coverage.  We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage ratios under the 1940 Act. We may not cover an applicable derivative transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Restrictions
Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.
As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.
We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.
We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.
We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.
We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.
We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.
We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.
We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.
Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Advisor if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.
Code of Ethics
We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.ofscreditcompany.com. In addition, the code of ethics is attached as an exhibit to our annual report on Form N-CSR and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines will be reviewed periodically by the Advisor and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to OFS Capital Management, LLC.
Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our CCO will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.
Proxy Voting Records
Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
Privacy Policy
Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in our Company and may be changed at any time, provided a notice of such change is given to you.

You may provide us with personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors and brokers in each case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you, and to regulators and otherwise as permitted by applicable law. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (847) 734-2000.
Exemptive Relief
We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits registered closed-end funds and BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the funds to do so. On October 12, 2016, OFS Advisor and certain funds that it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor or investment advisers controlling, controlled by, or under common control with OFS Advisor in a manner consistent with their respective investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

BROKERAGE ALLOCATION
Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our Board, the Advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Advisor may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with shares of our preferred stock will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Dechert LLP, New York, NY.
CUSTODIAN AND TRANSFER AGENT
Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603.
American Stock Transfer & Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent, stockholder servicing agent, redemption and paying agent, as well as agent for our DRIP Plan. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm located at 200 E. Randolph St., Suite 5500, Chicago, IL, 60601, provides audit services, tax services, and services with respect to filings with the SEC. The financial statements as of October 31, 2018, and for the period from October 10 (commencement of operations) through October 31, 2018 have been included in this prospectus in reliance upon the report of KPMG LLP appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
SEC FILING INFORMATION
We have filed this prospectus with the SEC on Form N-2 (file numbers 333-228463 and 811-23299), together with all amendments and related exhibits, a “Registration Statement,” under the Securities Act, with respect to our securities offered by this Registration Statement. Our Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the prospectus without charge.
We file with or submit to the SEC annual, semi-annual, and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at OFS Credit Company, Inc., Attention: Investor Relations, by telephone at (847) 734-2000, or on our website at www.ofscreditcompany.com.

F-116

Index to Financial Statements
OFS Credit Company, Inc.

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (9)
Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	14.42%	10/5/2018	4/13/2031	$2,100,000	$1,793,640	$1,785,000	3.8%

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	17.87%	10/5/2018	1/15/2031	5,000,000	3,220,179	2,900,000	6.1

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	13.30%	10/5/2018	4/20/2028	1,200,000	668,051	600,000	1.3

Battalion CLO IX Ltd.
Income Notes (7)	15.64%	10/10/2018	7/15/2031	1,079,022	732,103	647,413	1.4
Subordinated Notes	15.64%	10/10/2018	7/15/2031	1,770,978	1,201,587	1,062,587	2.3
				2,850,000	1,933,690	1,710,000	3.7
Dryden 30 Senior Loan Fund
Subordinated Notes	14.10%	10/5/2018	11/15/2028	1,000,000	593,829	550,000	1.2

Dryden 41 Senior Loan Fund
Subordinated Notes	12.20%	10/5/2018	4/15/2031	2,600,000	1,923,100	1,846,000	3.9

Dryden 53 CLO, LTD.,
Income Notes (7)	11.78%	10/5/2018	1/15/2031	2,400,000	2,042,401	1,920,000	4.1

Dryden 38 Senior Loan Fund
Subordinated Notes	12.13%	10/5/2018	7/15/2030	2,600,000	1,862,122	1,846,000	3.9

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.27%	10/5/2018	7/15/2030	4,750,000	3,789,871	3,800,000	8.0

Elevation CLO 2017-8, Ltd.

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(unaudited)

Subordinated Notes	14.41%	10/5/2018	10/25/2030	$2,000,000	$1,676,008	$1,620,000	3.4%

Flatiron CLO 18 Ltd.
Subordinated Notes	13.10%	10/5/2018	4/17/2031	4,500,000	3,919,164	3,645,000	7.7

Greenwood Park CLO, Ltd.
Subordinated Notes	12.14%	10/5/2018	4/15/2031	4,000,000	3,616,952	3,280,000	6.9

HarbourView CLO VII-R, Ltd.
Subordinated Notes	18.13%	10/5/2018	11/18/2026	3,100,000	1,962,091	1,953,000	4.1

Madison Park Funding XXIII, Ltd.,
Subordinated Notes	7.85%	10/5/2018	7/27/2047	2,200,000	2,104,739	1,914,000	4.1

Marble Point CLO X Ltd.
Subordinated Notes	10.52%	10/5/2018	10/15/2030	5,000,000	4,065,373	3,600,000	7.6

Marble Point CLO XI Ltd.
Income Notes (7)	14.81%	10/5/2018	12/18/2047	1,500,000	1,263,009	1,177,500	2.5

MidOcean Credit CLO VIII, Ltd.
Income Notes	17.54%	1/14/2019	2/20/2031	2,400,000	1,965,960	1,968,000	4.2

MidOcean Credit CLO IX, Ltd.
Income Notes	17.37%	11/21/2018	7/20/2031	2,250,000	1,748,769	1,798,925	3.8

Sound Point CLO IV-R, Ltd.
Subordinated Notes	16.20%	11/2/2018	1/21/2026	4,000,000	1,637,478	1,520,000	3.2

Voya CLO 2017-4, Ltd.
Subordinated Notes	13.40%	10/5/2018	10/15/2030	1,000,000	883,814	850,000	1.8

THL Credit Wind River 2014-3 CLO Ltd.

OFS Credit Company, Inc.
Schedule of Investments
January 31, 2019
(unaudited)

Subordinated Notes	14.15%	10/10/2018	10/22/2031	$2,778,000	$2,031,610	$1,777,920	3.8%

ZAIS CLO 3, Limited
Income Notes (7)	14.41%	10/10/2018	7/15/2031	1,038,255	665,855	664,483	1.4
Subordinated Notes	14.41%	10/10/2018	7/15/2031	1,761,745	1,129,844	1,127,517	2.4
				2,800,000	1,795,699	1,792,000	3.8

Total Structured Finance Notes				$62,028,000	$46,497,549	$43,853,345	92.9%

Cash and Cash Equivalents (8)					$3,853,418	$3,853,418	8.2%

Total Investments, Cash Equivalents					$50,350,967	$47,706,763	101.0%

Liabilities In Excess of Other Assets (excluding cash equivalents)						(553,794)
Net Assets (equivalent to $18.82 per share based on 2,505,020 shares of common stock outstanding)						$47,152,969

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2) Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions in addition to the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of January 31, 2019, the Company's weighted-average effective yield on its aggregate Structured Finance Notes, based on current amortized cost, was 13.97%.
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from Structured Finance Notes.
(5) The fair value of all investments was determined in good faith by the Company's board of directors using significant, unobservable inputs. See “Note 3. Fair Value of Financial Instruments.”
(6) Maturity represents the contractual maturity date of the Structured Finance Notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) Represents cash and cash equivalents held in a money market deposit account as of January 31, 2019.
(9) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

See Notes to Schedule of Investments.

OFS Credit Company, Inc.
Notes to Schedule of Investments

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the “Offering”). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company will invest at least 80% of its assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities (“Structured Finance Notes”); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its interim financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-Q (“the Report”), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 10 of Regulation S-X. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for fair statement of financial results for the interim period have been incorporated. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form N-CSR for the year ended October 31, 2018, as filed with the Securities and Exchange Commission.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Cash as of January 31, 2019, includes $3,853,418 held at US Bank National Association in a Money Market Deposit Account.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 3 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including

OFS Credit Company, Inc.
Notes to Schedule of Investments

compliance with collateralization tests as well as defaults, restructuring activity and prepayment, and prepayments on the outstanding loans, if any. The Company engages a third-party valuation firm to provide assistance to the Board in valuing our investments, which the Board will evaluate and consider in determining fair value.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Income taxes: The Company intends to elect to be treated as a RIC under Subchapter M of the Code as soon as practicable. Once qualified as a RIC, and so long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on the ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. The Company is subject to corporate-level taxes under Subchapter C of the Code until it qualifies and elects to be treated as a RIC.
Distributions: Distributions to common stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to our cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.

Note 3. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of January 31, 2019. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Fair Value as of January 31, 2019	Valuation Techniques	Unobservable Input	Range(2) (Weighted average)(3)
Investments
Structured Finance Notes	$43,853,345	Market quotes	NBIB (1)	38% - 87% (73%)

(1) The Company generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service near the valuation date as the primary basis for the fair value determinations for Structured Finance Notes investments. These bid prices are non-binding, and an actual transaction price may differ. Each bid price is evaluated by the Board in conjunction with additional information compiled by OFS Advisor, including observed transactions at or near the valuation date, and performance and covenant compliance information as provided by the independent trustee.
(2) The range is comprised of the NBIB's provided by the independent pricing service.
(3) Weighted average is calculated based on fair value of investments.

OFS Credit Company, Inc.
Notes to Schedule of Investments

The following table presents changes in the investments measured at fair value using Level 3 inputs for the three months ended January 31, 2019.

Structured Finance Notes
Level 3 assets, Beginning of period	$41,875,940

Net unrealized appreciation on investments (1)	(2,713,675)
Accretion of interest income on structured-finance securities	1,595,967
Purchase of portfolio investments	7,554,710
Sale of portfolio investment	(2,169,200)
Distributions from portfolio investments	(2,290,397)

Level 3 assets, January 31, 2019	$43,853,345

(1) The change in net unrealized appreciation (depreciation) during the three months ended January 31, 2019 on level 3 assets held at the end of period is ($2,713,675).
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 4. Federal Income Taxes
The Company's amortized cost basis in Structured Finance Notes differs from reported amounts to federal income tax amounts primarily due to differences in income recognition for which GAAP requires recognition of an estimated constant yield whereas federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported. The determination of the tax attributes of the Structured Finance Notes is made annually upon receipt of the tax information from the underlying CLO funds in connection with preparation of the Company's federal income return.
If the Company were to make this determination based on estimated amounts, the tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of January 31, 2019, would be as follows:

Tax-basis amortized cost of investments	$44,901,583
Tax-basis gross unrealized appreciation on investments	529,785
Tax-basis gross unrealized depreciation on investments	(1,588,023)
Tax-basis net unrealized depreciation on investments	(1,058,238)
Fair value of investments	$43,843,345

OFS Credit Company, Inc.
Statement of Assets and Liabilities

October 31, 2018
Assets:
Investments at fair value (cost of $41,806,470)	$41,875,940
Cash	9,056,303
Investment distribution receivable	155,443
Prepaid expenses and other assets	13,555
Total assets	51,101,241

Liabilities:
Administrative fee payable	10,000
Accrued professional fees	96,946
Payable for investment purchased	590,000
Other accrued expenses	17,788
Total liabilities	714,734

Commitments and contingencies (Note 5)

Net assets	$50,386,507

Net assets consists of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 2,505,000 shares issued and outstanding as of October 31, 2018	2,505
Paid-in capital in excess of par	49,963,923
Total distributable earnings	420,079
Total net assets	50,386,507

Total liabilities and net assets	$51,101,241

Number of shares outstanding	2,505,000
Net asset value per share	$20.11

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Operations

Period from October 10 (commencement of operations) through October 31, 2018
Investment income
Interest income	$350,832

Operating expenses
Management fees	52,931
Professional fees	101,872
Administrative fees	10,000
Board of directors fees	10,645
Other expenses	11,278
Total operating expenses	186,726
Less: Waiver of management fee (note 3)	(52,931)
Net operating expenses	133,795

Net investment income	217,037

Realized and unrealized gain on investments
Net unrealized appreciation on investments	69,470
Net gain on investments	69,470

Net increase in net assets resulting from operations	$286,507

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Changes in Net Assets

Period from October 10 (commencement of operations) through October 31, 2018
Increase in net assets resulting from operations:
Net investment income	$217,037
Net unrealized appreciation on investments	69,470
Net increase in net assets resulting from operations	286,507

Capital share transactions:
Proceeds from sale of shares	50,000,000
Net increase in net assets resulting from capital transactions	50,000,000

Net increase in net assets	50,286,507

Net assets at the beginning of the period	100,000
Net assets at the end of the period (including distributable earnings of $420,079)	$50,386,507

Capital share transactions:
Shares at the beginning of the period	5,000
Initial public offering	2,500,000
Shares at the end of the period	2,505,000

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Cash Flows

Period from October 10 (commencement of operations) through October 31, 2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$286,507
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on investments	(69,470)
Accretion of interest income on structured-finance securities	(350,609)
Purchase of portfolio investments	(43,615,625)
Distributions from portfolio investments	2,159,764
Changes in operating assets and liabilities:
Investment distribution receivable	(155,443)
Prepaid expenses and other assets	(13,555)
Administrative fee payable	10,000
Accrued professional fees	96,946
Payable for investment purchased	590,000
Other accrued liabilities	17,788
Net cash used in operating activities	(41,043,697)

Cash flows from financing activities
Net proceeds from issuance of common stock	50,000,000
Net cash provided by financing activities	50,000,000

Net increase in cash	8,956,303
Cash at beginning of period	100,000
Cash at end of period	$9,056,303

See Notes to Financial Statements.

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2018

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1)(2)
Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	14.16%	10/5/2018	4/13/2031	$2,100,000	$1,813,440	$1,953,000	3.9%

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	15.22%	10/5/2018	1/15/2031	5,000,000	3,278,574	3,250,000	6.5

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	13.37%	10/5/2018	4/20/2028	1,200,000	683,526	672,000	1.3

Battalion CLO IX Ltd.
Income Notes (7)	15.78%	10/10/2018	7/15/2031	1,079,022	735,292	712,155	1.4
Subordinated Notes	15.78%	10/10/2018	7/15/2031	1,770,978	1,206,821	1,168,845	2.3
				2,850,000	1,942,113	1,881,000	3.7
Dryden 30 Senior Loan Fund
Subordinated Notes	14.10%	10/5/2018	11/15/2028	1,000,000	595,084	550,000	1.1

Dryden 41 Senior Loan Fund
Subordinated Notes	13.72%	10/5/2018	4/15/2031	2,600,000	1,966,062	2,028,000	4.0

Dryden 53 CLO, LTD.,
Income Notes (7)	12.84%	10/5/2018	1/15/2031	2,400,000	2,078,399	2,016,000	4.0

Dryden 38 Senior Loan Fund
Subordinated Notes	13.63%	10/5/2018	7/15/2030	2,600,000	1,879,412	1,924,000	3.8

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.42%	10/5/2018	7/15/2030	4,750,000	3,831,600	3,895,000	7.7

Elevation CLO 2017-8, Ltd.
Subordinated Notes	15.06%	10/5/2018	10/25/2030	2,000,000	1,700,728	1,740,000	3.5

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2018

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets

Flatiron CLO 18 Ltd.
Subordinated Notes	13.10%	10/5/2018	4/17/2031	$4,500,000	$3,990,017	$3,960,000	7.9%

Greenwood Park CLO, Ltd.
Subordinated Notes	13.10%	10/5/2018	4/15/2031	4,000,000	3,694,103	3,680,000	7.3

HarbourView CLO VII-R, Ltd.
Subordinated Notes	17.53%	10/5/2018	11/18/2026	3,100,000	2,091,207	2,139,000	4.2

Madison Park Funding XXIII, Ltd.,
Subordinated Notes	8.86%	10/5/2018	7/27/2047	2,200,000	2,129,581	2,112,000	4.2

Marble Point CLO X Ltd.
Subordinated Notes	12.33%	10/5/2018	10/15/2030	5,000,000	4,090,426	3,850,000	7.6

Marble Point CLO XI Ltd.
Income Notes (7)	16.20%	10/5/2018	12/18/2047	1,500,000	1,267,817	1,290,000	2.6

Voya CLO 2017-4, Ltd.
Subordinated Notes	13.28%	10/5/2018	10/15/2030	1,000,000	891,408	920,000	1.8

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	16.29%	10/10/2018	10/22/2031	2,778,000	2,046,604	2,027,940	4.0

ZAIS CLO 3, Limited
Income Notes (7)	15.12%	10/10/2018	7/15/2031	1,038,255	680,935	737,161	1.5
Subordinated Notes	15.12%	10/10/2018	7/15/2031	1,761,745	1,155,434	1,250,839	2.5
				2,800,000	1,836,369	1,988,000	4.0

Total Structured Finance Notes				$53,378,000	$41,806,470	$41,875,940	83.1%

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2018

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.
(2) Structured finance notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions in addition to the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of October 31, 2018, the Company's weighted-average effective yield on its aggregate CLO structured finance positions, based on current amortized cost, was 14.06%.
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.
(5) The fair value of all investments was determined using significant, unobservable inputs. See "Note 4. Fair Value of Financial Instruments".
(6) Maturity represents the contractual maturity date of the structured finance notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.

See Notes to Financial Statements.

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the "Offering"). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and intends to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Company invests its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities ("Structured Finance Notes"); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Cash as of October 31, 2018, includes $9,056,303 held at US Bank National Association in a Money Market Deposit Account.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s board of directors ("Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity and prepayment, and prepayments on the outstanding loans, if any. The Company engages a third-party valuation firm to provide assistance to the Company's Board in valuing our investments, which they will evaluate and consider in determining fair value.

Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Income taxes: The Company intends to elect to be treated as a RIC under Subchapter M of the Code as soon as practicable. Once qualified as a RIC, and so long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on the ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. The Company is subject to corporate-level taxes under Subchapter C of the Code until it qualifies and elects to be treated as a RIC.
Distributions: Distributions to common stockholders are recorded on the record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to our cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement was approved by the Board on July 6, 2018 and became effective October 4, 2018. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); iii) closing and monitoring the investments made and iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee"). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the net asset value (“NAV”) of the Company’s shares of common stock and the paid-in capital of the Company’s preferred stock, if any. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, if any, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock.
For the period from October 10, 2018 (commencement of operations) through January 31, 2019, OFS Advisor has agreed to waive the Base Management Fee, without recourse against or reimbursement by the Company. For the period from October 10, 2018 (commencement of operations) through October 31, 2018, the waived base management fee was $52,931.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to OFS Advisor in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC, ("OFS Services") and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of the Company’s net asset value per quarter (8.00% annualized) (the "Hurdle Rate"). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(A)	no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of NAV;

(B)
100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of NAV in any calendar quarter (10.00% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of NAV in any calendar quarter; and

(C)
20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the Rate of Return exceeds 2.50% in such quarter (10.0% annualized) is payable to the Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Advisor).

There shall be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the Rate of Return in any prior quarters was below the Hurdle Rate. Incentive Fees shall be adjusted for any share issuances or repurchases during the calendar quarter, and Income-Based Fees for any partial quarter shall be prorated based on the number of days in such quarter.
For the period from October 10, 2018 (commencement of operations) through October 31, 2018, OFS Advisor has agreed to waive its incentive fee, without recourse against or reimbursement by the Company. For the period from October 10, 2018 (commencement of operations) through October 31, 2018, the waived incentive fee was $-0-.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the "Administration Agreement"). The Administration Agreement was approved by the Board on July 6, 2018 and became effective on October 4, 2018. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. The Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Administration fee expense was $10,000 for the period from October 10, 2018 (commencement of operations) October 31, 2018.

Note 4. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of October 31, 2018. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Fair Value as of October 31, 2018	Valuation Techniques	Unobservable Input	Range(2) (Weighted average)(3)
Investments
Structured Finance Notes	$41,875,940	Market quotes	NBIB (1)	55% - 96% (79.86%)

(1) The Company generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service near the valuation date as the primary basis for the fair value determinations for Structured Finance Notes investments. These bid prices are non-binding, and an actual transaction price may differ. Each bid price is evaluated by the Board in conjunction with additional information compiled by OFS Advisor, including observed transactions at or near the valuation date, and performance and covenant compliance information as provided by the independent trustee.
(2) The range is comprised of the NBIB's provided by the independent pricing service.
(3) Weighted average is calculated based on fair value of investments.

The following tables present changes in the investment measured at fair value using Level 3 inputs for the period from October 10 (commencement of operations) through October 31, 2018.

Structured Finance Notes
Level 3 assets, Beginning of period	$—

Net unrealized appreciation on investments	69,470
Accretion of interest income on structured-finance securities	350,609
Purchase of portfolio investments	43,615,625
Distributions from portfolio investments	(2,159,764)

Level 3 assets, October 31, 2018	$41,875,940
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 5. Commitments and Contingencies
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 6. Federal Income Taxes
The Company intends to elect, and qualify annually thereafter, to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company will be required to distribute annually to its stockholders at least 90% of its investment company taxable income ("ICTI"), as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings the Company will be required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company has met the source of income and asset diversification requirements as of October 31, 2018, and intends to continue meeting these requirements. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition for structured finance notes for which GAAP requires recognition of an estimated constant yield whereas federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported, as well as differences in recognition of unrealized appreciation/depreciation of investments. The Company recognized no ICTI or realized capital gains during the period from through October 31, 2018. The Company recorded a reclassification to its capital accounts of $133,572 related to a net operating loss for tax purposes for the period ended October 31, 2018.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of October 31, 2018, were as follows:

Tax-basis amortized cost of investments	$41,455,861
Tax-basis gross unrealized appreciation on investments	773,104
Tax-basis gross unrealized depreciation on investments	(353,025)
Tax-basis net unrealized appreciation on investments	420,079
Fair value of investments	$41,875,940

Note 7. Financial Highlights
The following is a schedule of financial highlights for the period ended October 31, 2018:

Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$20.00
Net investment income	0.08
Net unrealized appreciation	0.03
Net asset value per share at end of period	$20.11
Per share market value, end of period	18.78
Total return based on market value (1)	(6.1)%
Total return based on net asset value (2)	0.6%
Ratio/Supplemental Data
Net asset value at end of period	$50,386,507
Ratio of total operating expenses to average net assets (4)(6)	4.42%
Ratio of net investment income to average net assets (5)(6)	7.17%
Portfolio turnover (3)	5.10%

(1)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.

(2)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.

(3)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(4)	Ratio of total expenses before management fee waiver to average net assets was 6.17% for the period from October 10 through October 31, 2018.

(5)	Ratio of net investment income before management fee waiver to average net assets was 5.42% for the period from October 10 through October 31, 2018.

(6)	Annualized.

Note 8. Capital Transactions
Common Stock Transactions
On June 22, 2018, the Company sold and issued 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of OFSAM.
On October 10, 2018, the Company completed the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 in the Offering. OFS Advisor paid commissions of $1,959,750 and organizational and offering costs of $575,018 relating to the Offering and such costs are not subject to recoupment from the Company. The Company used $43,025,625 of the proceeds to purchase its initial portfolio of investments.
Distributions
On October 15, 2018, the Board declared the following distributions on common shares.

Record Date	Payable Date	Dividend Per Common Share
November 5, 2018	November 16, 2018	$0.113
November 12, 2018	November 30, 2018	$0.167
December 10, 2018	December 31, 2018	$0.167
January 14, 2019	January 31, 2019	$0.167

Note 9. Subsequent Events
The Company evaluated events subsequent to October 31, 2018 to assess the need for disclosure. No subsequent events that require disclosure occurred through December 19, 2018.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
OFS Credit Company, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of OFS Credit Company, Inc. (the “Company”), including the schedule of investments, as of October 31, 2018, the related statements of operations, changes in net assets, and cash flows for the period from October 10, 2018 (commencement of operations) through October 31, 2018 and the related notes (collectively, the “financial statements”) and the financial highlights for the period from October 10, 2018 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of October 31, 2018, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from October 10, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the Company’s auditor since 2018.
Chicago, Illinois
December 19, 2018

APPENDIX A
FORM OF CERTIFICATE OF DESIGNATION
OF
% SERIES A TERM PREFERRED STOCK DUE 2026
OF
OFS CREDIT COMPANY, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

OFS Credit Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that pursuant to the authority contained in its amended and restated certificate of incorporation (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Corporation (the “Board of Directors,” which term as used herein shall include any duly authorized committee of the Board of Directors) has duly approved and adopted the following resolution on March , 2019:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation and as set forth in Section 151 of the DGCL, the Board of Directors does hereby approve the designation of   authorized but unissued shares of preferred stock, par value $0.001 per share, without designation as to series as   % Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”), having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this resolution as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of shares of the preferred stock, par value $0.001 per share, authorized by the Certificate of Incorporation are hereby designated as the Series A Term Preferred Stock. Each share of Series A Term Preferred Stock shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Certificate of Incorporation, as are set forth in this Certificate of Designation. The Series A Term Preferred Stock shall constitute a separate series of Capital Stock (as defined below) and each share of Series A Term Preferred Stock shall be identical. No fractional shares of Series A Term Preferred Stock shall be issued.

1.2. The Series A Term Preferred Stock shall rank on parity with shares of any other series of preferred stock, whether now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends (together with the Series A Term Preferred Stock, the “Preferred Stock”) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Series A Term Preferred Stock shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the shares of common stock of the Corporation, par value $0.001 per share (the “Common Stock” and, together with the Preferred Stock, the “Capital Stock”), of the Corporation as set forth herein.

1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or a government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series A Term Preferred Stock or any other security issued by the Corporation is registered in the registration books of the Corporation maintained by American Stock Transfer & Trust Company, LLC and its successors, or any other redemption and paying agent appointed by the Corporation with respect to the Series A Term Preferred Stock (the “Redemption and Paying Agent”) or otherwise (such person, a “Holder”) of shares of Series A Term Preferred Stock shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any share of Series A Term Preferred Stock, other Preferred Stock or shares of Common Stock or other securities of the Corporation that it may hereafter issue or sell.
ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of shares of Series A Term Preferred Stock shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of Series A Term Preferred Stock, calculated separately for each Dividend Period (as defined below) at, as of any date, % per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series A Term Preferred Stock during such Dividend Period (as defined below), computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for a share of the Series A Term Preferred Stock, and no more. Dividends and distributions on the Series A Term Preferred Stock shall accumulate from March , 2019 (the “Date of Original Issue”) and shall be payable monthly in arrears as provided in Section 2.6. Dividends on the Series A Term Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the Series A Term Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each share of Series A Term Preferred Stock then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including March 31, 2019 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on shares of the Series A Term Preferred Stock with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date (as defined below) with respect to such Dividend Period.

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last Business Day (as defined below) of each Dividend Period (the “Dividend Payment Date”) to the Holders of shares as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series A Term Preferred Stock will be paid on , 2019 to Holders of record of such Series A Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on , 2019.

(c) Dividends in arrears on shares of Series A Term Preferred Stock for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than seven (7) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series A Term Preferred Stock which may be in arrears.

2.3. No full dividends and distributions shall be declared or paid on shares of the Series A Term Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all Outstanding shares of Preferred Stock have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on the Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of shares of Series A Term Preferred Stock shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series A Term Preferred Stock.
2.4. For so long as any shares of Series A Term Preferred Stock are Outstanding (as defined below), the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case,

(a) immediately thereafter, the Corporation shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are stock of the Corporation, including all Outstanding shares of the Series A Term Preferred Stock (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are stock of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;

(b) all cumulative dividends and distributions on all shares of Series A Term Preferred Stock and all other Preferred Stock ranking on a parity with the Series A Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock; and

(c) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding shares of Series A Term Preferred Stock to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

“Outstanding” means, as of any date with respect to the Series A Term Preferred Stock, the number of shares of Series A Term Preferred Stock theretofore issued by the Corporation except (without duplication): (A) any shares of the Series A Term Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any shares of Series A Term Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any shares of Series A Term Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Certificate of Designation (or such rating’s future equivalent).
“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

2.5. Any dividend payment made on shares of Series A Term Preferred Stock shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series A Term Preferred Stock shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.6. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

2.8. Dividend Default.

(a) The Dividend Rate on the Series A Term Preferred Stock shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2.0%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series A Term Preferred Stock shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the shares of the Series A Term Preferred Stock, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series A Term Preferred Stock shall end on the calendar day on which the NASDAQ Capital Market is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on the Series A Term Preferred Stock, the Dividend Rate for each calendar day during the Default Period will be equal to the Default Rate.
(b) No Default Period for the Series A Term Preferred Stock with respect to any Default on the Series A Term Preferred Stock shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series A Term Preferred Stock (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Series A Term Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution of the Liquidation Preference for the shares of the Series A Term Preferred Stock, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of Series A Term Preferred Stock and any other Outstanding shares of Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such shares of Series A Term Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

3.3. Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement.  For so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending January 31, April 30, July 31, or October 31 of each year (each, a “Calendar Quarter”). If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 4.1.

4.2. Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no shares of Series A Term Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series A Term Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

ARTICLE V
REDEMPTION

Shares of Series A Term Preferred Stock shall be subject to redemption by the Corporation as provided below:

5.1. Term Redemption.  The Corporation shall redeem all shares of Series A Term Preferred Stock on March 31, 2026 (the “Term Redemption Date”) at a price per share equal to the Redemption Price.

5.2. Asset Coverage Mandatory Redemption.

(a) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Corporation’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q or N-PORT, as applicable, (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Corporation shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the shares of Series A Term Preferred Stock, to enable it to meet the requirements of Section 5.2(b). In the event that any shares of Series A Term Preferred Stock then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Corporation shall redeem such shares at a price per share equal to the Redemption Price.
(b) On the redemption date for a redemption contemplated by Section 5.2(a), the Corporation shall redeem, out of funds legally available therefor, (x) such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of the shares of Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of shares of Series A Term Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series A Term Preferred Stock and other shares of Preferred Stock then Outstanding shall be redeemed), or (y) if fewer, the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Certificate of Incorporation and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series A Term Preferred Stock pursuant to this Section 5.2 that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series A Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series A Term Preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to this Section 5.2, the number of shares of Series A Term Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series A Term Preferred Stock, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

5.3. Optional Redemption.

(a) Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original of Issue and ending at the close of business on March 31, 2022, the Corporation may redeem in whole or from time to time in part the Outstanding shares of Series A Term Preferred Stock at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).

(b) If fewer than all of the Outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to Section 5.3(a), the shares of Series A Term Preferred Stock to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of this Certificate of Designation and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed pursuant to this Section 5.3 from time to time.

(c) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock on such Optional Redemption Date.
5.4. Procedures for Redemption.

(a) If the Corporation shall determine or be required to redeem, in whole or in part, shares of Series A Term Preferred Stock pursuant to Section 5.1, Section 5.2, or Section 5.3, the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of shares of Series A Term Preferred Stock to be redeemed; (C) the CUSIP number for shares of Series A Term Preferred Stock; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the shares of Series A Term Preferred Stock to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Certificate of Designation under which such redemption is made. If fewer than all shares of Series A Term Preferred Stock held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of shares of Series A Term Preferred Stock to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series A Term Preferred Stock and the Corporation and (ii) the Custodian Agreement by and among the Custodian and the Corporation with respect to the Series A Term Preferred Stock, respectively.

(b) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(c) Upon the date of the deposit of such Deposit Securities, which in the case of term redemption pursuant to Section 5.1, shall be no later than fifteen (15) calendar days prior to the Term Redemption Date, all rights of the Holders of the shares of Series A Term Preferred Stock so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such shares of Series A Term Preferred Stock shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of Series A Term Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.
(d) Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Corporation shall not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all Outstanding shares of Series A Term Preferred Stock and other series of Preferred Stock ranking on a parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding shares of Series A Term Preferred Stock and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

(e) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on the shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series A Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

5.5. Redemption Date After Record Date and Before Dividend Payment Date.  Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable record date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series A Term Preferred Stock shall be payable on such Dividend Payment Date to the Holders of record of such shares of Series A Term Preferred Stock at the close of business on the applicable record date, and shall not be payable as part of the Redemption Price for such shares of Series A Term Preferred Stock.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Corporation.  All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the shares of Series A Term Preferred Stock called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares of Series A Term Preferred Stock so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 5.4(c) above.

5.7. Compliance with Applicable Law.  In effecting any redemption pursuant to this ARTICLE V, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

5.8. Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this ARTICLE V, the Corporation may, in its sole discretion and without a stockholder vote, modify the procedures set forth above with respect to notification of redemption for the shares of Series A Term Preferred Stock, provided, that such modification does not materially and adversely affect the Holders of the shares of Series A Term Preferred Stock or cause the Corporation to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

ARTICLE VI
VOTING RIGHTS

6.1. One Vote Per Share of Series A Term Preferred Stock.  Except as otherwise provided in the Certificate of Incorporation or as otherwise required by applicable law, (i) each Holder of shares of Series A Term Preferred Stock shall be entitled to one vote for each share of Series A Term Preferred Stock held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, and of Outstanding shares of Common Stock shall vote together as a single class; provided , however, that the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 6.2, the Holders of Outstanding shares of Common Stock and Preferred Stock, including shares of Series A Term Preferred Stock, voting together as a single class, shall elect the balance of the Directors.

6.2. Voting For Additional Directors.

(a) Voting Period.  During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including shares of Series A Term Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Stock, including Series A Term Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:
(i) if, at the close of business on any dividend payment date for any Outstanding Preferred Stock including any Outstanding shares of Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such Outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or
(ii) if at any time Holders of shares of Preferred Stock are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Directors.
Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 6.2(a).

(b) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 6.2(a), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 6.2(a) on a one-vote-per-share basis.
(c) Terms of Office of Existing Directors.  The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred

Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 6.1 hereof and the remaining Directors elected by the Holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.

(d) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 6.2(a) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).

6.3. Holders of Shares of Series A Term Preferred Stock to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Stock.  Except as otherwise permitted by the terms of this Certificate of Designation, so long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the shares of Preferred Stock of all series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation, or this Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of the Preferred Stock or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Stock, and (ii) a division of a share of Preferred Stock shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Preferred Stock or any series thereof, or the Holder of any such share unless such matter (i) alters or abolishes any preferential right of such share of Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a share of Preferred Stock). So long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of the shares of Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

(b) Certain Amendments Requiring Approval of Series A Term Preferred Stock.  The Corporation cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series A Term Preferred Stock on March 31, 2026 without the prior unanimous consent of the Holders of Series A Term Preferred Stock.
(c) 1940 Act Matters.  Unless a higher percentage is provided for in the Certificate of Incorporation, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including shares of Series A Term Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Corporation’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

6.4. Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.

6.5. No Cumulative Voting.  The Holders of shares of Series A Term Preferred Stock shall have no rights to cumulative voting.

6.6. Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends.  In the event that the Corporation fails to declare or pay any dividends on shares of Series A Term Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the shares of Series A Term Preferred Stock shall be the right to vote for Directors pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Certificate of Incorporation and this Certificate of Designation, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.

6.7. Holders Entitled to Vote.  For purposes of determining any rights of the Holders of shares of Series A Term Preferred Stock to vote on any matter, whether such right is created by this Certificate of Designation, by the Certificate of Incorporation, by statute or otherwise, no Holder of shares of Series A Term Preferred Stock shall be entitled to vote any share of Series A Term Preferred Stock and no share of Series A Term Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series A Term Preferred Stock shall have been given in accordance with this Certificate of Designation and Deposit Securities for the payment of the Redemption Price of such share of Series A Term Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series A Term Preferred Stock held by the Corporation shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS

7.1. Issuance of Additional Preferred Stock.  So long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series A Term Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series A Term Preferred Stock, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional shares of Series A Term Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

7.2. Status of Redeemed or Repurchased Series A Term Preferred Stock.  Shares of Series A Term Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

7.3. Registered Name.  Prior to the commencement of a Voting Period, (i) all shares of Series A Term Preferred Stock Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in this Certificate of Designation with respect to the Series A Term Preferred Stock (the “Securities Depository”) or its nominee and (ii) no registration of transfer of shares of such Series A Term Preferred Stock shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee.

7.4. Notice.  All notices or communications hereunder, unless otherwise specified in this Certificate of Designation, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

7.5. Termination.  In the event that no shares of Series A Term Preferred Stock are Outstanding, all rights and preferences of the shares of Series A Term Preferred Stock established and designated hereunder shall cease and terminate, and all obligations of the Corporation under this Certificate of Designation with respect to such Series A Term Preferred Stock shall terminate.

7.6. Amendment.  The Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by this Certificate of Designation or required by applicable law) amend this Certificate of Designation so as to reflect any amendments to the terms applicable to the Series A Term Preferred Stock, including an increase in the number of authorized shares of the Series A Term Preferred Stock.

7.7. Actions on Other than Business Days.  Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Certificate of Designation, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

7.8. Modification.  The Board of Directors, without the vote of the Holders of Series A Term Preferred Stock, may interpret, supplement or amend the provisions of this Certificate of Designation to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.
7.9. Information Rights.  During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any shares of Series A Term Preferred Stock are Outstanding, the Corporation will provide Holders of Series A Term Preferred Stock, without cost, copies of SEC Reports that the

Corporation would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such provisions or, alternatively, the Corporation will voluntarily file SEC Reports as if the Corporation was subject to Section 13 or 15(d) of the Exchange Act.

7.10. No Additional Rights.  Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Certificate of Designation.

7.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Certificate of Designation are for convenience only and shall not be deemed part of this Certificate of Designation or be given any effect in interpreting this Certificate of Designation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Certificate of Designation. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Certificate of Designation), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Certificate of Designation. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Certificate of Designation as a whole and not to any particular Article, Section or clause of this Certificate of Designation.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer as of this     day of March, 2019.

OFS CREDIT COMPANY, INC.

By: ________________________________
Name: Bilal Rashid
Title: President and Chief Executive Officer

     800,000 Shares

OFS CREDIT COMPANY, INC.
% Series A Term Preferred Stock

PRELIMINARY PROSPECTUS
, 2019

Joint Book-running Managers

Ladenburg Thalmann	BB&T Capital Markets	Incapital	National Securities Corporation

Co-Manager

Newbridge Securities Corporation

Until , 2019 all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments and subscriptions.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements:
The following financial statements of OFS Credit Company, Inc. (the “Company” or the “Registrant”) are included in Part A of the Registration Statement:

2. Exhibits:
(a)(1)    Form of Amended and Restated Certificate of Incorporation(3)
(a)(2)    Form of Certificate of Designation for the % Series A Term Preferred Stock(5)
(b)    Form of Bylaws(2)
(c)    Not applicable
(d)(1)    Form of Common Stock Certificate(3)
(d)(2)    Specimen % Series A Term Preferred Stock Certificate(5)
(e)    Distribution Reinvestment Plan(3)
(f)    Not applicable
(g)    Form of Investment Advisory and Management Agreement by and between Registrant and OFS Capital
Management, LLC(3)
(h)    Form of Underwriting Agreement(5)
(i)    Not applicable
(j)    Form of Custodian Agreement(3)
(k)(1)    Form of Administration Agreement by and between Registrant and OFS Capital Services, LLC(3)
(k)(2)    Form of License Agreement between Registrant and Orchard First Source Asset Management, LLC(3)
(k)(3)    Form of Transfer Agency and Registrar Services Agreement(3)
(l)    Opinion and Consent of Counsel(5)
(m)    Not applicable
(n)(1)    Consent of Independent Registered Public Accounting Firm with respect to Registrant*
(o)    Not applicable
(p)    Form of Subscription Agreement(3)
(q)    Not applicable
(r)    Joint Code of Ethics of the Registrant and OFS Capital Management, LLC(4)

*	Filed herewith
(1) Previously filed on December 13, 2017 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-220794 and 811-23299) and incorporated by reference herein.
(2) Previously filed on June 22, 2018 with the Registrant's Registration Statement on Form N-2 (File Nos. 333-220794 and 811-23299) and incorporated by reference herein.
(3) Previously filed on August 9, 2018 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-220794 and 811-23299) and incorporated by reference herein.
(4) Previously filed on December 20, 2018 with the Registrant's Annual Report on Form N-CSR (File No. 811-23299) and incorporated by reference herein.

(5) Previously filed on March 8, 2019 with the Registrant's Registration Statement on Form N-2 (File Nos. 333-228463 and 811-23299) and incorporated by reference herein.
ITEM 26. MARKETING ARRANGEMENTS
The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference. See also Form of Underwriting Agreement to be filed as Exhibit (h) to this Registration Statement and incorporated by reference herein.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$2,788
FINRA filing fee	$3,950
Nasdaq listing fee	$10,000
Printing and postage	$15,000
Legal fees and expenses	$150,000
Accounting fees and expenses	$25,000
Miscellaneous	$20,000
Total	$226,738

Note: All listed amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The information contained under the headings “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Holders of Securities” in the prospectus contained herein is incorporated herein by reference.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of the Registrant’s common stock as of March 7, 2019:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	2
ITEM 30. INDEMNIFICATION
Directors and Officers
As permitted by Section 102 of the General Corporation Law of the State of Delaware (the "DGCL"), the Registrant has adopted provisions in its Amended and Restated Certificate of Incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.
The Registrant’s Amended and Restated Certificate of Incorporation and bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.
Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.
Adviser and Administrator
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Capital Management, LLC (the “Advisor”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Investment Advisory Agreement or otherwise as an Advisor of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Capital Services, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Capital Services, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.
The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1) the Registrant, OFS Credit Company, Inc., 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606;
(2) the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3) the Custodian, U.S. Bank National Association, 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603;
(4) the Advisor, OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
ITEM 33. MANAGEMENT SERVICES
Not applicable.
ITEM 34. UNDERTAKINGS
(1)    Registrant undertakes to suspend the offering of Series A Term Preferred Stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, the Company's net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement, or (b) the Company's net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)    Not applicable.
(3)    Not applicable.
(4)    Not applicable.
(5)    Registrant undertakes that:

a.
For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b.
For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)    Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 14th day of March, 2019.
OFS Credit Company, Inc.
By:    /s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 14th day of March, 2019.

Signature	Title	Date
/s/ Bilal Rashid Bilal Rashid	Director and Chief Executive Officer (Principal Executive Officer)	March 14, 2019

/s/ Jeffrey A. Cerny Jeffrey A. Cerny	Director and Chief Financial Officer (Principal Financial Officer)	March 14, 2019

/s/ Jeffery S. Owen Jeffery S. Owen	Chief Accounting Officer (Principal Accounting Officer)	March 14, 2019

/s/ * Kathleen M. Griggs	Director	March 14, 2019

/s/ * Wolfgang Schubert	Director	March 14, 2019

/s/ * Romita Shetty	Director	March 14, 2019

*Signed by Bilal Rashid pursuant to a power of attorney signed by each individual and previously filed with this Registration Statement on November 19, 2018.